UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Income Trust

Annual report
10 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 9, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Investing in today’s bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund’s managers actively position the portfolio in securities from a broad range of sectors.

The fund’s management team has an average of more than 25 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

Fund allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

4 Global Income Trust

Bill is Chief Investment Officer, Fixed Income. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

Michael J. Atkin; Robert L. Davis, CFA; Michael V. Salm; and Paul D. Scanlon, CFA, are also Portfolio Managers of the fund.

How was the investment environment during the reporting period?

Global financial markets experienced bouts of volatility from trade tensions and concerns about slowing global growth during the trailing 12-month period. Fears of a recession in the United States and market worries drove many investors to bonds. This flight to safe assets sent yields on bonds, including U.S. Treasury securities, lower. Against this backdrop, the Bloomberg Barclays Global Aggregate Bond Index — the fund’s benchmark — gained 9.54% for the period.

The trade conflict between the United States and China escalated over the summer of 2019. But after months of back and forth between the world’s two largest economies, President Trump and his Chinese counterpart, Xi Jinping, secured an interim trade pact in mid-October 2019. The temporary peace helped diffuse existing tensions. Elsewhere in the world, the United Kingdom was getting ready for snap elections in mid-December amid continued divisions over Brexit.

The Federal Reserve lowered the benchmark federal funds rate to a range between 1.50% and 1.75% in October, the third reduction since July,

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

and hinted at a pause in its policy easing. The rate cuts are part of an effort to keep borrowing cheap, credit widely available, and businesses and consumers confident. Other central banks around the world addressed market worries by also cutting rates. The European Central Bank (ECB) lowered one of its policy rates to a record low and rolled out a broader package of monetary stimulus.

Different parts of the U.S. Treasury yield curve inverted during the reporting period. The yield on the benchmark 10-year note fell below the 2-year note yield in August 2019 for the first time since 2007. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. bonds, rose 11.51%. Despite a challenging environment during the last few months of calendar 2018, risk assets performed well over the 12-month period. U.S. investment-grade corporate bonds, U.S. government and agency debt, non-U.S. sovereign bonds, mortgage credit, high-yield credit, and emerging-market debt gained.

How did Putnam Global Income Trust perform? What strategies and holdings contributed to performance?

The fund returned 9.68% over the trailing 12 months, and modestly outperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, a global all-fixed-income index, which gained 9.54% [as previously mentioned].

Our global “term-structure” strategies contributed the most to performance for the annual period. We increased the fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — in the United States during the summer of 2019. This allowed the fund to benefit from falling intermediate- and long-term yields. The flattening bias in the yield curve also provided some tailwind.

6 Global Income Trust

Our mortgage-credit strategy also boosted performance. Starting in January 2019, we increased the fund’s exposure to commercial mortgage-backed securities [CMBS] via CMBX — an index that references a basket of CMBS issued in a particular year, and to other risk-driven assets. Mezzanine cash bonds added value. Mezzanine CMBS, which are backed by a pool of commercial mortgage loans, are lower in the capital structure. But they provide principal protection and a yield advantage over higher-rated bonds. Bond spreads — the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries — tightened during the second half of the period.

Our corporate credit strategies also contributed to results. This asset class bounced back in 2019. Spreads on investment-grade and high-yield bonds had widened during the last few months of 2018.

What strategies detracted from performance during the period?

Our active currency and emerging-market debt strategies detracted, albeit modestly. The fund was long on the Norwegian krone, which declined more than 8% against the dollar during the period. The krone declined the most among major currencies. Emerging-market debt holdings also provided a slight headwind to results. This was primarily the result of our holdings in Argentina. Argentine bond prices plunged in August 2019 following the surprising results of the country’s presidential primary. Investors appeared to be concerned that voters would elect a leader who was less market friendly.

How did the fund use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Global Income Trust 7

employed interest-rate swaps to gain exposure to rates in various countries.

We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the markets and the economy?

We believe the global slowdown will persist. Most major economies have progressed to later stages of the business cycle. U.S. gross domestic product expanded at a 2.0% annualized rate in the second quarter, down from 3.1% in the first quarter. Despite this deceleration, we think the U.S. economy is still in good shape overall.

Consumer spending has been a major driver of growth, expanding at a 4.7% annual rate in the second quarter, the strongest pace since late 2014. The housing market has also picked up, aided by the substantial decline in the 10-year Treasury yield — a key benchmark for mortgage rates. On the monetary policy front, we anticipate one more rate cut in 2019 and perhaps another cut during the first half of 2020.

We believe the yield pickup offered by U.S. corporate bonds and mortgage securities relative to lower- and even negative-yielding international alternatives may remain attractive to investors. Interest rates may stay within a moderate range over the near term, we believe, given the late stage of the economic cycle. We expect to keep the fund’s duration slightly positive while maintaining a tactical bias.

We continue to have a favorable outlook for mortgage credit. We think the underlying fundamentals for commercial real estate are stable. They are supported by a growing labor market, low interest rates, and a positive U.S. economic backdrop. We also think the security prices in the sector continue to reflect overly negative sentiment toward retail properties.

We view corporate credit as fully valued. As a result, in our security selection process, we

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8 Global Income Trust

are looking to avoid companies with weak balance sheets.

In parts of the market where we target prepayment risk, we don’t think our allocations to agency interest-only collateralized mortgage obligations will benefit from rising interest rates in the near term. For that reason, we are focusing on return opportunities through security selection in this area of the market.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares, excluding those purchased from Japan distributors, which will be liquidated on December 9, 2019. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.26%	43.93%	3.71%	12.96%	2.47%	11.97%	3.84%	9.68%
After sales charge	6.12	38.17	3.29	8.44	1.63	7.49	2.44	5.29
Class B (2/1/94)
Before CDSC	6.04	35.56	3.09	8.81	1.70	9.48	3.06	8.80
After CDSC	6.04	35.56	3.09	6.85	1.33	6.48	2.11	3.80
Class C (7/26/99)
Before CDSC	6.01	33.56	2.94	8.75	1.69	9.50	3.07	8.81
After CDSC	6.01	33.56	2.94	8.75	1.69	9.50	3.07	7.81
Class M (3/17/95)
Before sales charge	5.97	40.40	3.45	11.58	2.22	11.23	3.61	9.43
After sales charge	5.86	35.83	3.11	7.96	1.54	7.62	2.48	5.88
Class R (12/1/03)
Net asset value	5.99	40.40	3.45	11.59	2.22	11.21	3.61	9.40
Class R5 (7/2/12)
Net asset value	6.39	48.24	4.02	14.87	2.81	13.19	4.22	10.06
Class R6 (7/2/12)
Net asset value	6.40	48.97	4.07	15.24	2.88	13.49	4.31	10.15
Class Y (10/4/05)
Net asset value	6.37	47.59	3.97	14.39	2.73	12.92	4.13	9.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before

10 Global Income Trust

their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays Global
Aggregate Bond Index	—*	26.27%	2.36%	11.10%	2.13%	8.55%	2.77%	9.54%
Lipper Global Income
Funds category average†	6.26%	36.71	3.11	12.20	2.31	9.81	3.16	9.35

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/19, there were 207, 171 159, 94, and 1 fund(s), respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,556 and $13,356, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,583. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,040, $14,824, $14,897, and $14,759, respectively.

Global Income Trust 11

Fund price and distribution information For the 12-month period ended 10/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.186865		$0.119386	$0.120128	$0.165361		$0.164619	$0.217268	$0.224683	$0.209853
Capital gains	—		—	—	—		—	—	—	—
Return
of capital*	0.065135		0.041614	0.041872	0.057639		0.057381	0.075732	0.078317	0.073147
Total	$0.252000		$0.161000	$0.162000	$0.223000		$0.222000	$0.293000	$0.303000	$0.283000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/18	$11.50	$11.98	$11.45	$11.45	$11.37	$11.75	$11.50	$11.50	$11.50	$11.50
10/31/19	12.35	12.86	12.29	12.29	12.21	12.62	12.35	12.35	12.35	12.35
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	2.04%	1.96%	1.27%	1.27%	1.77%	1.71%	1.75%	2.33%	2.43%	2.33%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	1.51	0.83	0.84	N/A	1.28	1.33	1.92	1.99	1.82
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	1.50	0.82	0.83	N/A	1.27	1.32	1.91	1.98	1.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 104.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Global Income Trust

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.27%	47.53%	3.97%	11.37%	2.18%	9.24%	2.99%	8.00%
After sales charge	6.13	41.63	3.54	6.92	1.35	4.87	1.60	3.68
Class B (2/1/94)
Before CDSC	6.05	38.97	3.35	7.27	1.41	6.80	2.22	7.12
After CDSC	6.05	38.97	3.35	5.34	1.05	3.80	1.25	2.12
Class C (7/26/99)
Before CDSC	6.02	36.92	3.19	7.31	1.42	6.82	2.22	7.13
After CDSC	6.02	36.92	3.19	7.31	1.42	6.82	2.22	6.13
Class M (3/17/95)
Before sales charge	5.98	43.94	3.71	10.09	1.94	8.50	2.76	7.75
After sales charge	5.87	39.26	3.37	6.51	1.27	4.97	1.63	4.25
Class R (12/1/03)
Net asset value	6.00	43.93	3.71	10.02	1.93	8.41	2.73	7.65
Class R5 (7/2/12)
Net asset value	6.40	51.82	4.26	13.25	2.52	10.43	3.36	8.29
Class R6 (7/2/12)
Net asset value	6.42	52.68	4.32	13.70	2.60	10.63	3.42	8.47
Class Y (10/4/05)
Net asset value	6.39	51.28	4.23	12.87	2.45	10.16	3.28	8.27

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Global Income Trust 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares, excluding those purchased from Japan distributors, which will be liquidated on December 9, 2019. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/18*	1.22%	1.97%	1.97%	1.47%	1.47%	0.86%	0.80%	0.97%
Total annual operating
expenses for the fiscal year
ended 10/31/18	1.24%	1.99%	1.99%	1.49%	1.49%	0.88%	0.82%	0.99%
Annualized expense ratio
for the six-month period
ended 10/31/19†	1.21%	1.96%	1.96%	1.46%	1.46%	0.86%	0.79%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/20.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.26	$10.11	$10.11	$7.54	$7.54	$4.45	$4.09	$4.97
Ending value (after expenses)	$1,051.20	$1,047.40	$1,046.60	$1,049.60	$1,049.80	$1,052.90	$1,053.30	$1,052.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Global Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.16	$9.96	$9.96	$7.43	$7.43	$4.38	$4.02	$4.89
Ending value (after expenses)	$1,019.11	$1,015.32	$1,015.32	$1,017.85	$1,017.85	$1,020.87	$1,021.22	$1,020.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Income Trust 15

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

16 Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares, excluding those purchased from Japan distributors, which will be liquidated on December 9, 2019.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government

Global Income Trust 17

agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Global Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Income Trust 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Global Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Global Income Trust 21

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the

22 Global Income Trust

investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and

Global Income Trust 23

whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 202, 177 and 163 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 Global Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Income Trust 25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Income Trust (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 Global Income Trust

The fund’s portfolio 10/31/19

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (35.9%)*		amount	Value
Australia (Government of) sr. unsec. bonds Ser. 133, 5.50%,
4/21/23 (Australia)	AUD	690,000	$551,439
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%,
4/21/37 (Australia)	AUD	200,000	186,560
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%,
5/21/28 (Australia)	AUD	1,140,000	858,229
Australia (Government of) sr. unsec. notes Ser. 146, 1.75%,
11/21/20 (Australia)	AUD	580,000	403,417
Austria (Republic of) sr. unsec. bonds 1.50%, 2/20/47 (Austria)	EUR	190,000	270,645
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	480,000	567,478
Austria (Republic of) sr. unsec. unsub. notes 3.65%,
4/20/22 (Austria)	EUR	200,000	246,637
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%,
6/22/26 (Belgium)	EUR	640,000	776,962
Belgium (Kingdom of) sr. unsec. unsub. notes Ser. 65, 4.25%,
9/28/22 (Belgium)	EUR	330,000	420,474
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%,
3/28/41 (Belgium)	EUR	400,000	786,152
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		$480,000	507,000
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	260,000	275,709
Canada (Government of) unsec. notes 0.50%, 3/1/22 (Canada)	CAD	840,000	622,918
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	570,000	166,723
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	1,760,000	300,646
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	1,705,007
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	150,000	335,309
France (Government of) unsec. bonds 3.25%, 5/25/45 (France)	EUR	40,000	73,240
France (Government of) unsec. bonds 3.25%, 10/25/21 (France)	EUR	1,330,000	1,597,715
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	1,430,000	1,987,378
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	1,630,000	1,915,016
France (Government of) unsec. notes Ser. REGS, 0.50%,
5/25/29 (France)	EUR	100,000	118,411
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	474,000	588,014
Hellenic (Republic of) sr. unsec. notes 3.45%, 4/2/24 (Greece)	EUR	285,000	360,072
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	36,000	50,246
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	36,000	50,406
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	95,000	131,424
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	597,541	820,391
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	656,903	893,540
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	44,000	59,290
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	338,000	446,696
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	62,312	80,612

Global Income Trust 27

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (35.9%)* cont.		amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	118,000	$150,367
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	630,884	781,256
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		$1,235,000	1,267,420
Ireland (Republic of) unsec. bonds 2.00%, 2/18/45 (Ireland)	EUR	70,000	101,664
Ireland (Republic of) unsec. notes 5.40%, 3/13/25 (Ireland)	EUR	380,000	553,967
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	850,000	1,370,228
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	820,000	1,426,206
Italy (Republic of) sr. unsec. bonds 4.00%, 2/1/37 (Italy)	EUR	190,000	288,246
Italy (Republic of) sr. unsec. bonds 4.00%, 9/1/20 (Italy)	EUR	920,000	1,061,880
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	1,060,000	1,308,711
Italy (Republic of) sr. unsec. unsub. bonds 4.75%, 8/1/23 (Italy)	EUR	1,390,000	1,815,367
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		$335,000	328,300
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		300,000	311,250
Japan (Government of) sr. unsec. bonds Ser. 95, 2.30%,
6/20/27 (Japan)	JPY	370,000,000	4,106,935
Japan (Government of) sr. unsec. unsub. bonds Ser. 32, 2.30%,
3/20/40 (Japan)	JPY	407,000,000	5,285,629
Japan (Government of) sr. unsec. unsub. bonds Ser. 125, 2.20%,
3/20/31 (Japan)	JPY	265,000,000	3,083,873
Japan (Government of) sr. unsec. unsub. bonds Ser. 156, 0.40%,
3/20/36 (Japan)	JPY	267,000,000	2,583,835
Japan (Government of) sr. unsec. unsub. notes Ser. 318, 1.00%,
9/20/21 (Japan)	JPY	700,000,000	6,630,079
Japan (Government of) sr. unsec. unsub. notes Ser. 330, 0.80%,
9/20/23 (Japan)	JPY	650,000,000	6,267,664
Japan (Government of) sr. unsec. unsub. notes Ser. 346, 0.10%,
3/20/27 (Japan)	JPY	172,000,000	1,636,604
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%,
3/20/51 (Japan)	JPY	215,000,000	3,056,807
Malaysia (Federation of) sr. unsec. notes Ser. 417, 3.899%,
11/16/27 (Malaysia)	MYR	2,710,000	666,030
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,281,000	1,560,510
Netherlands (Government of) unsec. bonds 3.75%,
1/15/42 (Netherlands)	EUR	210,000	425,635
Netherlands (Government of) unsec. bonds 2.25%,
7/15/22 (Netherlands)	EUR	300,000	361,324
Netherlands (Government of) unsec. notes Ser. REGS, 0.50%,
7/15/26 (Netherlands)	EUR	570,000	677,043
New Zealand (Government of) sr. unsec. notes Ser. 0425, 2.75%,
4/15/25 (New Zealand)	NZD	320,000	223,813
Norway (Government of) unsec. bonds Ser. 476, 3.00%,
3/14/24 (Norway)	NOK	1,760,000	205,719
Ontario (Province of) unsec. bonds 6.50%, 3/8/29 (Canada)	CAD	610,000	633,474
Ontario (Province of) unsec. notes 3.15%, 6/2/22 (Canada)	CAD	1,430,000	1,124,305
Ontario (Province of) unsec. notes 2.60%, 6/2/25 (Canada)	CAD	200,000	157,373
Poland (Government of) unsec. notes Ser. 0123, 2.50%,
1/25/23 (Poland)	PLN	1,980,000	532,592

28 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (35.9%)* cont.		amount	Value
Portugal (Republic of) sr. unsec. notes 1.95%, 6/15/29 (Portugal)	EUR	420,000	$547,796
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		$200,000	210,401
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		200,000	216,746
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		245,000	250,206
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		310,000	314,434
South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	11,140,000	741,623
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	748,706
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	770,000	1,240,770
Spain (Kingdom of) sr. unsec. bonds 4.40%, 10/31/23 (Spain)	EUR	890,000	1,178,028
Spain (Kingdom of) sr. unsec. bonds 4.20%, 1/31/37 (Spain)	EUR	150,000	263,502
Spain (Kingdom of) sr. unsec. notes 1.50%, 4/30/27 (Spain)	EUR	150,000	185,372
Spain (Kingdom of) sr. unsec. notes 0.75%, 7/30/21 (Spain)	EUR	300,000	341,582
Spain (Kingdom of) sr. unsec. unsub. bonds 4.65%, 7/30/25 (Spain)	EUR	240,000	340,741
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%,
10/31/46 (Spain)	EUR	40,000	63,568
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%,
3/30/39 (Sweden)	SEK	420,000	70,511
Sweden (Government of) unsec. bonds Ser. 1054, 3.50%,
6/1/22 (Sweden)	SEK	7,010,000	799,815
Switzerland (Government of) unsec. bonds 4.00%,
4/8/28 (Switzerland)	CHF	420,000	595,246
Switzerland (Government of) unsec. bonds 2.00%,
5/25/22 (Switzerland)	CHF	530,000	575,818
Switzerland (Government of) unsec. bonds 1.50%,
4/30/42 (Switzerland)	CHF	150,000	211,809
United Kingdom Treasury unsec. bonds 4.00%, 1/22/60
(United Kingdom)	GBP	1,140,000	2,911,076
United Kingdom Treasury unsec. notes 2.75%, 9/7/24
(United Kingdom)	GBP	1,110,000	1,598,158
United Mexican States sr. unsec. notes Ser. M 20, 10.00%,
12/5/24 (Mexico)	MXN	12,310,000	732,853
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)		$420,000	445,106
Uruguay (Republic of) sr. unsec. unsub. notes 4.375%,
10/27/27 (Uruguay)		225,000	247,500
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		3,000	315
Total foreign government and agency bonds and notes (cost $79,791,131)			$82,969,544

	Principal
CORPORATE BONDS AND NOTES (27.0%)*	amount	Value
Basic materials (1.5%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	$227,000	$234,354
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	690,000	751,913
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	187,000	211,088

Global Income Trust 29

	Principal
CORPORATE BONDS AND NOTES (27.0%)* cont.	amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	$408,000	$434,508
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	135,000	140,231
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	270,000	299,718
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	6,000	8,884
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	386,000	426,817
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	406,000	428,358
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	204,000	282,462
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	53,000	73,191
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	136,000	190,102
		3,481,626
Capital goods (0.8%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	386,000	419,127
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	130,000	146,054
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	238,000	256,732
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	460,000	491,050
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	440,000	470,206
		1,783,169
Communication services (3.7%)
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	210,000	210,882
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	228,000	237,133
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	405,000	441,438
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	66,000	70,790
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	113,000	115,172
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	410,000	453,317
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	484,000	595,189
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	103,000	113,483
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	173,582
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	123,000	136,419
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	55,000	76,998
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,661,000	1,704,357
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	459,446
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	255,000	274,497
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	421,000	447,252
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	296,000	348,760

30 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (27.0%)* cont.	amount	Value
Communication services cont.
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	$2,000	$2,050
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	327,000	354,795
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	135,000	155,099
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	630,000	705,145
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	840,000	956,544
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	345,000	366,563
		8,398,911
Consumer cyclicals (2.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	510,000	528,098
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	410,000	487,386
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	395,000	428,607
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	278,000	277,586
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	217,000	221,579
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	110,000	111,925
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	580,000	613,338
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	620,000	682,000
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	164,000	173,020
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	729,000	819,747
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	131,000	138,317
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	560,000	588,700
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	238,000	248,413
		5,318,716
Consumer staples (1.3%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	92,000	121,496
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	107,000	124,356
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	92,000	100,580
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	635,000	654,050
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	39,592	44,108
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	232,854	288,542
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	12,000	13,333
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	68,000	96,400
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	333,000	417,751

Global Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (27.0%)* cont.	amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	$440,000	$498,858
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	90,000	98,673
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	165,000	174,971
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	426,000	447,833
		3,080,951
Energy (3.0%)
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	669,000	741,856
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	528,000	568,920
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	680,000	706,680
Energy Transfer Operating LP company guaranty sr. unsec. bonds
6.25%, 4/15/49	57,000	68,074
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	578,000	641,754
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	392,000	373,870
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	315,000	348,411
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	31,000	39,748
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	292,000	353,612
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	534,000	596,745
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	395,000	424,131
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	37,000	41,699
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	189,000	205,160
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	68,000	72,063
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	6,000	371
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	155,000	9,300
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	545,000	577,365
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	20,000	21,099
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	436,000	478,904
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	4,000	4,147
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	255,000	252,450
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	421,000	431,403
		6,957,762

32 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (27.0%)* cont.	amount	Value
Financials (6.6%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	$450,000	$498,769
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	265,000	263,035
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	375,000	417,656
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	369,000	494,460
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	386,000	411,139
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	400,000	437,695
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	221,474
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	15,000	15,788
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	410,000	464,887
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	180,000	186,750
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	270,000	274,725
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	289,000	299,670
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	740,000	793,966
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	182,000	196,409
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	105,000	113,196
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	164,000	183,194
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	830,000	914,038
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	90,000	95,650
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	675,000	742,623
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	220,000	240,900
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	400,000	413,504
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	200,000	212,750
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	250,000	267,132
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	610,000	675,496
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	730,000	795,046
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	61,000	61,915
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	760,000	830,570
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	232,000	246,873
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	9,000	12,258
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	290,000	308,739
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	281,000	320,618
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	509,000	502,638
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	230,000	305,325
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	27,000	29,194
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	162,000	171,720
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	58,000	83,960

Global Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (27.0%)* cont.		amount	Value
Financials cont.
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)		$585,000	$656,369
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R		120,000	115,810
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39		120,000	178,045
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		184,000	192,127
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		579,000	631,418
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		300,000	325,506
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38		276,000	396,849
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		260,000	285,826
			15,285,712
Health care (1.6%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		223,000	260,713
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		990,000	1,064,831
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		400,000	443,966
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)		335,000	344,090
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		78,000	87,284
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29		85,000	90,049
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		275,000	314,563
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24		65,000	70,838
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		125,000	130,625
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		340,000	374,772
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		430,000	473,799
			3,655,530
Supra-Nation (1.9%)
European Investment Bank sr. unsec. unsub. bonds 5.625%,
6/7/32 (Supra-Nation)	GBP	1,900,000	3,759,993
European Investment Bank sr. unsec. unsub. notes Ser. EMTN,
4.125%, 4/15/24 (Supra-Nation)	EUR	450,000	604,924
			4,364,917
Technology (2.4%)
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		$557,000	562,457
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26		529,000	603,789
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46		102,000	135,821
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29		287,000	312,502
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26		29,000	29,977
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28		296,000	329,712
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29		120,000	126,939
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28		600,000	667,733

34 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (27.0%)* cont.	amount	Value
Technology cont.
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	$140,000	$182,033
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	545,000	576,656
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	238,000	270,834
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	825,000	910,887
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	245,000	252,897
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	535,000	546,717
		5,508,954
Transportation (0.1%)
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	17,693	17,805
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	257,000	263,182
		280,987
Utilities and power (1.8%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	240,000	257,995
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	270,000	306,429
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	175,000	192,265
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	74,000	103,021
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	95,000	101,941
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	830,000	1,055,135
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	155,000	160,953
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	220,000	247,069
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	515,000	546,213
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	255,000	264,522
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	204,000	212,033
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	216,000	221,214
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 4.271%, 5/15/67	589,000	510,564
		4,179,354
Total corporate bonds and notes (cost $57,777,740)		$62,296,589

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)*	amount	Value
Agency collateralized mortgage obligations (5.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 18.062%, 4/15/37	$9,521	$15,676
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 16.752%, 11/15/35	32,044	51,271
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.935%, 12/15/36	17,654	25,637
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 14.096%, 3/15/35	39,449	52,605

Global Income Trust 35

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 12.035%, 6/15/34	$20,540	$24,136
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.70%), 4.779%, 7/15/40	1,220,703	120,997
REMICs Ser. 3707, Class PI, IO, 4.50%, 7/15/25	46,801	1,279
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	1,237,394	110,139
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	820,134	97,864
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,380,965	212,264
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	1,710,978	156,768
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	4,083,905	318,826
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,370,738	90,434
REMICs Ser. 3300, PO, zero %, 2/15/37	2,143	1,901
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	1,602	1,338
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.883%, 3/25/36	24,436	40,477
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 17.517%, 6/25/37	26,060	41,048
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.782%, 8/25/35	17,494	23,524
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	1,745,046	353,843
REMICs IFB Ser. 12-116, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 7.20%), 5.377%, 10/25/42	1,382,692	293,797
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	1,041,433	142,873
REMICs IFB Ser. 10-46, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 4.627%, 5/25/40	262,086	47,842
REMICs IFB Ser. 12-103, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 4.177%, 9/25/42	1,425,816	236,258
REMICs Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	1,017,269	89,215
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	939,867	81,513
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,944,591	102,554
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	1,868,502	93,602
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,888,909	61,143
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	1,795,402	127,114
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	2,298	2,170
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	1,096,905	237,206
Ser. 18-21, Class IN, IO, 5.00%, 2/20/48	694,783	106,732
Ser. 14-76, IO, 5.00%, 5/20/44	563,735	114,976
Ser. 14-25, Class QI, IO, 5.00%, 1/20/44	1,121,939	204,860
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	189,960	38,609
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	385,886	79,222
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	122,474	24,758
IFB Ser. 10-171, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
4.559%, 12/16/40	875,791	163,388
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	1,441,923	269,947
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	528,373	53,445
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,105,440	212,797
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	1,630,081	338,525

36 Global Income Trust

		Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.		amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40		$913,589	$117,877
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40		658,613	118,399
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.304%, 3/20/43		1,615,513	168,870
Ser. 16-19, Class PI, IO, 4.00%, 2/20/46		1,249,285	203,496
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45		2,441,881	307,237
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45		1,180,416	152,486
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44		1,375,706	202,877
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42		396,086	55,756
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45		2,318,481	300,011
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42		671,873	80,887
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42		1,125,471	196,224
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41		944,938	73,113
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40		436,480	5,644
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39		1,073,960	55,309
Ser. 17-H04, Class BI, IO, 2.534%, 2/20/67 W		3,186,613	414,260
Ser. 16-H16, Class EI, IO, 2.395%, 6/20/66 W		3,448,432	368,637
Ser. 16-H13, Class EI, IO, 2.366%, 4/20/66		2,675,397	277,572
Ser. 17-H02, Class BI, IO, 2.335%, 1/20/67 W		3,524,148	422,077
Ser. 15-H09, Class AI, IO, 2.316%, 4/20/65 W		5,144,949	412,038
Ser. 17-H11, Class NI, IO, 2.267%, 5/20/67 W		3,674,692	385,446
Ser. 15-H03, Class DI, IO, 2.255%, 1/20/65 W		4,397,020	384,739
Ser. 16-H23, Class NI, IO, 2.144%, 10/20/66 W		4,407,383	494,508
Ser. 16-H20, Class NI, IO, 2.124%, 9/20/66 W		2,032,255	205,766
Ser. 16-H07, Class HI, IO, 2.118%, 2/20/66 W		3,454,702	297,951
Ser. 17-H19, Class MI, IO, 2.045%, 4/20/67 W		2,206,478	236,534
Ser. 16-H01, Class AI, IO, 2.00%, 1/20/66 W		2,139,836	173,862
Ser. 15-H26, Class DI, IO, 1.932%, 10/20/65 W		2,416,524	233,108
Ser. 15-H26, Class EI, IO, 1.74%, 10/20/65 W		2,736,587	230,968
Ser. 15-H25, Class AI, IO, 1.618%, 9/20/65 W		2,717,125	211,392
Ser. 14-H12, Class BI, IO, 1.581%, 5/20/64 W		3,584,417	260,856
Ser. 14-H21, Class AI, IO, 1.552%, 10/20/64 W		2,725,823	226,385
Ser. 16-H25, Class GI, IO, 1.512%, 11/20/66 W		3,526,201	155,611
			12,292,469
Commercial mortgage-backed securities (9.1%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W		309,838	3
Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, zero %, 7/25/23	CAD	969,671	—
Ser. 07-CD1A, IO, zero %, 3/25/21	CAD	175,614	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.775%, 3/11/39 W		$544,193	272,096
FRB Ser. 06-PW11, Class C, 5.775%, 3/11/39 (In default) † W		208,889	10,444
FRB Ser. 06-PW14, Class X1, IO, 0.309%, 12/11/38 W		140,820	1,445
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W		6,198	—
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.741%, 12/15/47 W		1,053,000	1,063,744

Global Income Trust 37

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	$682,000	$723,895
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	249,000	268,671
FRB Ser. 06-C5, Class XC, IO, 0.52%, 10/15/49 W	2,330,148	23
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.786%, 5/10/47 W	692,000	738,709
FRB Ser. 14-CR18, Class C, 4.73%, 7/15/47 W	393,000	417,355
FRB Ser. 14-UBS6, Class C, 4.452%, 12/10/47 W	110,000	113,403
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	356,000	367,906
FRB Ser. 14-UBS6, Class XA, IO, 0.921%, 12/10/47 W	9,113,796	343,153
FRB Ser. 15-LC21, Class XA, IO, 0.765%, 7/10/48 W	12,438,184	373,146
COMM Mortgage Trust 144A FRB Ser. 12-CR2, Class D,
4.831%, 8/15/45 W	400,000	411,363
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.672%, 9/15/39 W	57,072	1
FRB Ser. 07-C2, Class AX, IO, 0.016%, 1/15/49 W	693,315	7
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38 W	37,246	929
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.274%, 4/15/50 W	819,000	864,229
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.36%, 12/15/49 W	822,000	872,169
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.334%, 8/10/44 W	1,504,000	1,562,084
Federal Home Loan Mortgage Corporation Multifamily
Structured Pass-Through Certificates FRB Ser. K098, Class X1, IO,
1.27%, 8/25/29 W	2,814,000	267,271
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.087%, 12/10/49 W	5,907,272	1,313
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.504%, 2/10/46 W	7,621,355	328,328
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43 W	428,000	432,716
FRB Ser. 12-GC6, Class D, 5.651%, 1/10/45 W	148,000	152,735
FRB Ser. 11-GC3, Class D, 5.637%, 3/10/44 W	280,000	290,709
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.557%, 9/15/47 W	310,000	320,406
FRB Ser. 15-C33, Class XA, IO, 0.978%, 12/15/48 W	3,783,845	178,484
FRB Ser. 14-C22, Class XA, IO, 0.852%, 9/15/47 W	10,307,084	342,953
FRB Ser. 13-C12, Class XA, IO, 0.491%, 7/15/45 W	21,138,692	297,358
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	239,000	249,020
Ser. 13-C10, Class AS, 3.372%, 12/15/47	181,000	185,396
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	286,000	293,344
FRB Ser. 13-C16, Class XA, IO, 0.938%, 12/15/46 W	9,044,607	288,606
FRB Ser. 06-CB17, Class X, IO, 0.652%, 12/12/43 W	583,581	7,057
FRB Ser. 06-LDP8, Class X, IO, 0.305%, 5/15/45 W	1,176,123	523
FRB Ser. 07-LDPX, Class X, IO, 0.136%, 1/15/49 W	2,102,820	21

38 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.158%, 5/15/45 W	$1,313,000	$1,261,499
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45 W	1,260,000	1,291,620
FRB Ser. 12-LC9, Class D, 4.401%, 12/15/47 W	251,000	259,318
FRB Ser. 07-CB20, Class X1, IO, zero %, 2/12/51 W	331,112	3
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.163%, 2/15/40 W	19,570	2
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.688%, 9/15/39 W	1,228,308	10,412
FRB Ser. 07-C2, Class XCL, IO, 0.163%, 2/15/40 W	125,430	13
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.811%, 12/15/49 W	21,238	30
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.935%, 2/15/47 W	220,000	237,279
FRB Ser. 14-C17, Class C, 4.498%, 8/15/47 W	591,000	606,216
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.608%, 11/15/45 W	278,000	288,816
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	142,147	35,537
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.245%, 7/15/49 W	185,000	189,693
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.06%, 12/15/50 W	3,855,790	250,776
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.57%, 5/10/45 W	285,000	300,716
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.63%, 12/10/45 W	2,540,025	98,979
Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C34, IO,
0.085%, 5/15/46 W	262,470	3
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.285%, 7/15/46 W	363,000	370,918
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	418,000	424,745
FRB Ser. 16-LC25, Class XA, IO, 0.997%, 12/15/59 W	3,025,952	144,729
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	799,000	861,434
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	525,000	561,948
Ser. 13-C11, Class AS, 3.311%, 3/15/45	206,000	211,994
FRB Ser. 13-C14, Class XA, IO, 0.734%, 6/15/46 W	12,851,272	282,728
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	620,000	635,051
Ser. 11-C4, Class E, 5.23%, 6/15/44 W	163,000	163,346
FRB Ser. 12-C10, Class D, 4.435%, 12/15/45 W	298,000	258,353
FRB Ser. 12-C10, Class XA, IO, 1.547%, 12/15/45 W	3,703,427	149,437
		20,936,610
Residential mortgage-backed securities (non-agency) (7.8%)
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	338,274	338,903
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 2.423%, 9/25/45	205,305	198,120
Bellemeade Re Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month
US LIBOR + 2.50%), 4.414%, 10/25/29 (Bermuda)	250,000	250,005

Global Income Trust 39

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.523%,
10/25/27 (Bermuda)	$236,780	$237,372
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.173%,
8/25/28 (Bermuda)	545,000	545,818
BRAVO Residential Funding Trust 144A Ser. 19-NQM1, Class A3,
2.996%, 7/25/59 W	281,555	281,643
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4,
(1 Month US LIBOR + 0.24%), 2.063%, 6/25/36	180,000	171,621
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
2.003%, 11/25/47	362,046	312,113
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.89%, 5/25/35 W	313,699	325,968
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.35%, 8/25/46	189,986	176,926
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.33%, 6/25/46	466,078	432,601
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.173%, 8/25/36	394,316	215,600
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.026%, 2/20/47	272,980	216,356
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.013%, 8/25/46	452,855	409,209
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.523%, 11/25/28	617,503	619,681
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 6.823%, 12/25/28	827,000	891,692
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.573%, 10/25/24	315,846	334,288
Structured Agency Credit Risk Debt FRN Ser. 14-DN4, Class M3,
(1 Month US LIBOR + 4.55%), 6.373%, 10/25/24	452,671	485,030
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.573%, 9/25/24	250,000	269,773
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 3.773%, 5/25/25	121,200	122,616
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.473%, 1/25/49	64,000	64,900
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.273%, 3/25/49	10,000	10,065
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.123%, 10/25/48	11,800	11,909
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.573%, 8/25/28	129,399	142,875
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 7.823%, 9/25/28	885,691	964,347

40 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.723%, 10/25/28	$125,630	$135,434
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.523%, 4/25/28	212,749	231,887
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.373%, 4/25/28	1,013,946	1,080,775
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 7.123%, 10/25/28	378,000	406,481
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.823%, 7/25/25	59,578	63,311
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.123%, 2/25/25	266,530	281,526
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.823%, 5/25/25	111,299	117,531
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 4.173%, 1/25/31	78,000	78,739
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 3.173%, 9/25/29	394,911	395,431
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.073%, 7/25/29	230,000	228,221
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 2.823%, 5/25/30	603,000	600,006
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.273%, 7/25/31	80,000	80,628
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.123%, 8/25/31	60,000	60,371
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	1,163,677	612,533
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR +
1.60%), 3.423%, 10/25/28 (Bermuda)	232,530	231,658
Legacy Mortgage Asset Trust 144A Ser. 19-GS7, Class A1,
3.25%, 6/25/59	400,000	400,200
MASTR Adjustable Rate Mortgages Trust FRB Ser. 04-13, Class 3A7,
4.712%, 11/21/34 W	247,296	251,006
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.432%, 2/25/35 W	150,225	156,446
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.843%, 8/26/47 W	170,000	168,731
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 2.723%, 1/25/48	151,244	152,844
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.343%, 3/25/34	206,211	202,608
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.723%, 11/25/34	1,120,805	1,123,456
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
2.673%, 5/25/47	376,435	317,571
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.003%, 1/25/37	228,514	209,089

Global Income Trust 41

	Principal
MORTGAGE-BACKED SECURITIES (22.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.192%, 9/25/35 W	$209,325	$212,873
FRB Ser. 05-AR12, Class 1A8, 3.869%, 10/25/35 W	584,674	593,190
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.783%, 7/25/45	457,889	455,554
FRB Ser. 05-AR1, Class A1B, (1 Month US LIBOR + 0.78%),
2.603%, 1/25/45	253,059	249,263
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.313%, 10/25/45	283,674	283,483
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
2.193%, 1/25/45	381,201	375,521
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.192%, 4/25/36 W	162,903	168,604
FRB Ser. 06-AR2, Class 1A1, 4.916%, 3/25/36 W	160,290	159,932
		18,114,334
Total mortgage-backed securities (cost $52,192,461)		$51,343,413

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (12.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.9%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 8/20/49	$96,990	$106,543
4.50%, TBA, 11/1/49	2,000,000	2,093,438
4.00%, TBA, 11/1/49	2,000,000	2,078,906
3.50%, TBA, 11/1/49	1,000,000	1,037,813
3.50%, with due dates from 11/20/47 to 1/20/48	1,838,210	1,940,199
3.00%, TBA, 12/1/49	2,000,000	2,056,172
3.00%, TBA, 11/1/49	2,000,000	2,058,438
		11,371,509
U.S. Government Agency Mortgage Obligations (7.1%)
Uniform Mortgage-Backed Securities
4.50%, TBA, 11/1/49	1,000,000	1,051,797
4.00%, TBA, 11/1/49	5,000,000	5,188,281
3.00%, TBA, 12/1/49	5,000,000	5,077,149
3.00%, TBA, 11/1/49	5,000,000	5,081,250
		16,398,477
Total U.S. government and agency mortgage obligations (cost $27,693,152)		$27,769,986

	Principal
U.S. TREASURY OBLIGATIONS (0.2%)*	amount	Value
U.S. Treasury Notes
2.00%, 8/15/25 [i]	$263,000	$268,562
1.75%, 9/30/22 [i]	198,000	198,962
Total U.S. treasury obligations (cost $467,524)		$467,524

42 Global Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (2.2%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		$1,859,600	$335,193
2.3075/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075		802,700	127,059
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785		1,859,600	81,283
(2.3075)/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075		802,700	35,214
Citibank, N.A.
(1.30)/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.30		4,671,800	45,410
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		4,485,700	13,681
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		4,485,700	9,196
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		372,600	42,134
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		372,600	10,593
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		650,200	8,674
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		6,153,900	1,066,839
3.096/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		4,923,100	688,939
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		1,593,600	161,942
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		1,593,600	158,499
1.288/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	532,300	148,140
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		$1,593,600	49,370
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		1,593,600	47,872
(3.162)/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162		6,153,900	5,539
(1.288)/6 month EUR-EURIBOR-Reuters/Feb-50	Feb-20/1.288	EUR	532,300	190
(3.095)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.095		$12,307,700	12
(3.096)/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096		4,923,100	5
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		1,590,200	415,472
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		1,590,200	415,344
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		1,590,200	415,281
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		1,590,200	353,931
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		701,800	75,254
2.764/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		701,800	74,784
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		1,059,500	62,171
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		1,059,500	43,492
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		278,700	2,054
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		701,800	1,804
(2.764)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		701,800	1,755
(3.0975)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.0975		12,307,700	12
Toronto-Dominion Bank
(1.715)/3 month USD-LIBOR-BBA/Jan-22 (Canada)	Jan-20/1.715		3,588,600	2,368
UBS AG
(1.6125)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125		1,059,500	62,193
1.6125/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125		1,059,500	43,471
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	698,900	19,347
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	698,900	14,140
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		$4,665,200	13,482
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		4,665,200	9,610
Total purchased swap options outstanding (cost $3,028,857)				$5,061,749

Global Income Trust 43

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Jan-20/$1.08	$21,173,413	EUR	18,984,500	$10,079
GBP/USD (Call)	Jan-20/1.33	6,921,703	GBP	5,343,500	60,641
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	4,696,128	AUD	6,812,400	23,607
EUR/SEK (Put)	Nov-19/SEK 10.50	4,595,594	EUR	4,120,500	446
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	4,696,128	AUD	6,812,400	23,607
EUR/NOK (Put)	Jan-20/NOK 9.85	3,446,723	EUR	3,090,400	2,709
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/$103.94	5,000,000		$5,000,000	860
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Nov-19/102.72	17,000,000		17,000,000	14,025
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Nov-19/101.63	19,000,000		19,000,000	28,196
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/101.24	6,000,000		6,000,000	1,680
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/99.74	6,000,000		6,000,000	6
UBS AG
AUD/USD (Put)	Jan-20/0.66	1,174,721	AUD	1,704,100	1,142
Total purchased options outstanding (cost $544,548)					$166,998

	Principal
ASSET-BACKED SECURITIES (1.7%)*	amount	Value
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1,
3.844%, 3/25/24	$190,000	$190,323
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	800,667	800,667
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.623%, 6/25/52	309,000	309,000
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 9/24/20	1,091,000	1,091,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 6/24/20	996,000	996,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	490,000	494,900
Total asset-backed securities (cost $3,876,666)		$3,881,890

44 Global Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (12.6%)*		shares	Value
Putnam Short Term Investment Fund 1.98% L	Shares	24,031,675	$24,031,675
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.75% P	Shares	960,000	960,000
U.S. Treasury Bills 2.021%, 11/21/19 # §		$91,000	90,923
U.S. Treasury Bills 2.010%, 11/7/19 # ∆ §		941,000	940,750
U.S. Treasury Bills 1.977%, 11/14/19 #		69,000	68,963
U.S. Treasury Bills 1.967%, 12/5/19 # §		130,000	129,817
U.S. Treasury Bills 1.907%, 12/12/19 §		143,000	142,760
U.S. Treasury Bills 1.896%, 3/12/20 # ∆ §		581,000	577,735
U.S. Treasury Bills 1.719%, 2/20/20 # ∆ §		424,000	422,032
U.S. Treasury Bills 1.650%, 4/2/20 # ∆ §		1,650,000	1,639,359
U.S. Treasury Bills 1.614%, 4/9/20 ∆		138,000	137,067
Total short-term investments (cost $29,139,287)			$29,141,081

TOTAL INVESTMENTS
Total investments (cost $254,511,366)			$263,098,774

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

Global Income Trust 45

IO	Interest Only
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $230,825,263.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $524,933 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $662,388 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,630,134 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $84,753,258 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

46 Global Income Trust

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	61.5%	Switzerland	1.1%
Japan	12.5	Australia	0.9
France	3.5	Brazil	0.8
Italy	2.8	Belgium	0.8
Canada	2.3	Netherlands	0.6
United Kingdom	2.3	Indonesia	0.5
Spain	2.2	Bermuda	0.5
Greece	1.7	Other	3.0
Supra-Nation	1.7	Total	100.0%
Mexico	1.3

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $110,032,519)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Brazilian Real	Sell	2/4/20	$85,463	$67,503	$(17,960)
	British Pound	Buy	12/18/19	448,079	422,219	25,860
	Canadian Dollar	Sell	1/15/20	4,588,697	4,557,157	(31,540)
	Czech Koruna	Buy	12/18/19	162,470	158,944	3,526
	Euro	Sell	12/18/19	1,738,132	1,715,241	(22,891)
	Mexican Peso	Sell	1/15/20	684,134	676,433	(7,701)
	Norwegian Krone	Sell	12/18/19	13,978	14,240	262
	Russian Ruble	Buy	12/18/19	30,398	3,330	27,068
	Swedish Krona	Sell	12/18/19	565,916	561,449	(4,467)
Barclays Bank PLC
	British Pound	Sell	12/18/19	310,957	296,728	(14,229)
	Canadian Dollar	Buy	1/15/20	635,378	633,770	1,608
	Euro	Buy	12/18/19	1,824,496	1,806,658	17,838
	Japanese Yen	Buy	11/20/19	1,431,665	1,451,511	(19,846)
	Japanese Yen	Sell	11/20/19	1,431,665	1,433,849	2,184
	New Zealand Dollar	Sell	1/15/20	544,270	529,629	(14,641)
	Polish Zloty	Sell	12/18/19	428,412	413,290	(15,122)
	Swedish Krona	Sell	12/18/19	323,219	320,634	(2,585)
	Swiss Franc	Sell	12/18/19	174,555	175,396	841
Citibank, N.A.
	Brazilian Real	Sell	2/4/20	40,685	39,338	(1,347)
	Canadian Dollar	Buy	1/15/20	1,635,044	1,629,108	5,936
	Chilean Peso	Buy	1/15/20	136,461	138,854	(2,393)
	Chinese Yuan (Offshore)	Buy	11/20/19	753,615	760,275	(6,660)
	Danish Krone	Sell	12/18/19	372,800	369,265	(3,535)
	Euro	Sell	12/18/19	1,413,371	1,399,435	(13,936)
	Japanese Yen	Buy	11/20/19	1,194,823	1,227,437	(32,614)
	New Zealand Dollar	Sell	1/15/20	311,938	303,587	(8,351)
	Thai Baht	Buy	11/20/19	201,379	196,568	4,811

Global Income Trust 47

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $110,032,519) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Euro	Buy	12/18/19	$668,874	$665,998	$2,876
Goldman Sachs International
	Brazilian Real	Buy	2/4/20	589,432	567,010	22,422
	Brazilian Real	Sell	2/4/20	583,007	568,412	(14,595)
	Chilean Peso	Buy	1/15/20	5,005	6,598	(1,593)
	Euro	Buy	12/18/19	456,320	446,413	9,907
	Indian Rupee	Buy	11/20/19	1,150,281	1,145,529	4,752
	Indian Rupee	Sell	11/20/19	1,150,281	1,139,063	(11,218)
	Indonesian Rupiah	Buy	11/20/19	184,156	157,449	26,707
	Japanese Yen	Sell	11/20/19	4,369,845	4,385,792	15,947
	New Taiwan Dollar	Buy	11/20/19	1,177,677	1,170,408	7,269
	New Taiwan Dollar	Sell	11/20/19	1,177,677	1,144,322	(33,355)
	New Zealand Dollar	Sell	1/15/20	559,293	544,092	(15,201)
	Norwegian Krone	Buy	12/18/19	1,722,249	1,749,464	(27,215)
	Russian Ruble	Buy	12/18/19	133,087	106,767	26,320
	South African Rand	Sell	1/15/20	701,766	688,089	(13,677)
	South Korean Won	Buy	11/20/19	1,192,675	1,172,857	19,818
	South Korean Won	Sell	11/20/19	1,192,675	1,201,647	8,972
	Swedish Krona	Buy	12/18/19	144,316	149,802	(5,486)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/15/20	589,171	581,661	7,510
	British Pound	Buy	12/18/19	87,826	83,156	4,670
	Chinese Yuan (Offshore)	Buy	11/20/19	429,795	459,034	(29,239)
	Euro	Sell	12/18/19	12,906,277	12,767,199	(139,078)
	Indonesian Rupiah	Buy	11/20/19	576,827	563,288	13,539
	Indonesian Rupiah	Sell	11/20/19	576,827	558,303	(18,524)
	Japanese Yen	Buy	11/20/19	913,534	906,804	6,730
	Japanese Yen	Sell	11/20/19	913,534	925,804	12,270
	New Zealand Dollar	Sell	1/15/20	102,524	99,836	(2,688)
	Norwegian Krone	Buy	12/18/19	34,177	34,677	(500)
	South Korean Won	Buy	11/20/19	590,501	580,849	9,652
	South Korean Won	Sell	11/20/19	590,501	596,970	6,469
	Swedish Krona	Sell	12/18/19	558,430	554,041	(4,389)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/15/20	1,387,393	1,346,220	(41,173)
	British Pound	Sell	12/18/19	2,988,277	2,851,008	(137,269)
	Euro	Buy	12/18/19	7,957,461	7,867,717	89,744
	Japanese Yen	Sell	11/20/19	3,937,337	3,976,123	38,786
	New Zealand Dollar	Sell	1/15/20	652,123	628,877	(23,246)
	Norwegian Krone	Sell	12/18/19	205,181	209,389	4,208
	Singapore Dollar	Buy	11/20/19	33,597	34,709	(1,112)
	South Korean Won	Buy	11/20/19	628,730	602,095	26,635
	Swedish Krona	Sell	12/18/19	1,402,169	1,394,735	(7,434)
	Swiss Franc	Sell	12/18/19	1,072,049	1,075,386	3,337

48 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $110,032,519) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	1/15/20	$1,317,986	$1,278,886	$39,100
	Canadian Dollar	Buy	1/15/20	256,050	254,290	1,760
	Euro	Buy	12/18/19	241,864	238,960	2,904
	Indian Rupee	Buy	11/20/19	589,590	593,064	(3,474)
	Indian Rupee	Sell	11/20/19	589,590	577,410	(12,180)
	Japanese Yen	Buy	11/20/19	1,127,907	1,161,083	(33,176)
	Japanese Yen	Sell	11/20/19	1,127,907	1,119,466	(8,441)
	New Taiwan Dollar	Buy	11/20/19	1,171,977	1,158,176	13,801
	New Taiwan Dollar	Sell	11/20/19	1,171,977	1,131,625	(40,352)
	Norwegian Krone	Buy	12/18/19	574,536	575,373	(837)
	Swedish Krona	Sell	12/18/19	544,578	540,155	(4,423)
State Street Bank and Trust Co.
	British Pound	Buy	12/18/19	598,823	571,130	27,693
	Canadian Dollar	Buy	1/15/20	1,659,578	1,661,441	(1,863)
	Euro	Sell	12/18/19	1,835,459	1,814,309	(21,150)
	Hungarian Forint	Buy	12/18/19	140,860	139,006	1,854
	Israeli Shekel	Buy	1/15/20	78,116	79,225	(1,109)
	Japanese Yen	Buy	11/20/19	1,411,140	1,440,331	(29,191)
	New Zealand Dollar	Sell	1/15/20	312,644	304,175	(8,469)
	Norwegian Krone	Sell	12/18/19	62,088	58,684	(3,404)
	Swedish Krona	Buy	12/18/19	111,796	115,792	(3,996)
UBS AG
	Australian Dollar	Buy	1/15/20	589,516	564,054	25,462
	British Pound	Sell	12/18/19	2,871,911	2,769,221	(102,690)
	Euro	Buy	12/18/19	3,384,530	3,342,699	41,831
	Japanese Yen	Sell	11/20/19	9,819,742	9,903,917	84,175
	New Zealand Dollar	Buy	1/15/20	554,927	549,076	5,851
	Swedish Krona	Buy	12/18/19	596,681	596,243	438
	Swiss Franc	Buy	12/18/19	145,260	145,158	102
WestPac Banking Corp.
	Australian Dollar	Buy	1/15/20	343,999	333,776	10,223
	Euro	Sell	12/18/19	6,488	6,353	(135)
Unrealized appreciation						713,668
Unrealized (depreciation)						(1,021,700)
Total						$(308,032)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Canadian Government Bond
10 yr (Long)	5	$539,215	$539,215	Dec-19	$(10,948)
Euro-Bobl 5 yr (Long)	7	1,050,992	1,050,992	Dec-19	(15,941)

Global Income Trust 49

FUTURES CONTRACTS OUTSTANDING at 10/31/19 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bund 10 yr (Short)	48	$9,195,069	$9,195,066	Dec-19	$130,150
Euro-Buxl 30 yr (Long)	5	1,170,842	1,170,842	Dec-19	(78,750)
Euro-Dollar 90 day (Long)	127	127,000,000	31,238,825	Mar-20	(17,368)
Euro-Dollar 90 day (Short)	127	127,000,000	31,311,850	Mar-21	(92,769)
Euro-Schatz 2 yr (Short)	36	4,499,700	4,499,699	Dec-19	23,617
Japanese Government Bond
10 yr (Long)	2	2,851,190	2,851,190	Dec-19	(18,161)
Japanese Government Bond
10 yr (Short)	10	14,255,950	14,255,950	Dec-19	90,696
U.K. Gilt 10 yr (Long)	9	1,548,669	1,548,669	Dec-19	(9,114)
U.S. Treasury Bond 30 yr (Long)	17	2,743,375	2,743,375	Dec-19	(55,726)
U.S. Treasury Bond Ultra 30 yr (Long)	20	3,795,000	3,795,000	Dec-19	(123,061)
U.S. Treasury Note 2 yr (Long)	57	12,289,289	12,289,289	Dec-19	(24,324)
U.S. Treasury Note 5 yr (Long)	32	3,814,500	3,814,500	Dec-19	(20,072)
U.S. Treasury Note 10 yr (Long)	43	5,602,766	5,602,766	Dec-19	(54,183)
U.S. Treasury Note Ultra 10 yr (Long)	17	2,415,859	2,415,859	Dec-19	(36,038)
Unrealized appreciation					244,463
Unrealized (depreciation)					(556,455)
Total					$(311,992)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/19 (premiums $2,826,250)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		$448,600	$26,342
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		448,600	29,195
1.475/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.475		9,343,500	37,748
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		2,601,000	7,465
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	242,000	12,680
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	242,000	32,598
JPMorgan Chase Bank N.A.
3.415/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.415		$24,615,500	25
2.975/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		6,153,900	554
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	532,300	10,989
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$6,153,900	53,970
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	532,300	73,562
(2.975)/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975		$6,153,900	279,633
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		6,153,900	839,638
Morgan Stanley & Co. International PLC
3.3975/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.3975		24,615,500	25
2.7225/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		510,400	36
2.715/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		510,400	46
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		1,114,700	1,672

50 Global Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/19 (premiums $2,826,250) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Morgan Stanley & Co. International PLC cont.
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		$191,400	$3,794
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		191,400	3,918
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		191,400	21,732
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		191,400	22,218
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		1,059,500	33,162
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		1,059,500	52,339
(2.715)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		510,400	53,225
(2.7225)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		510,400	53,566
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		1,590,200	323,145
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		1,590,200	393,527
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		1,590,200	393,972
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		1,590,200	394,052
Toronto-Dominion Bank
1.8055/3 month USD-LIBOR-BBA/Jan-30	Jan-20/1.8055		717,700	2,964
UBS AG
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	349,400	15,256
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	349,400	20,747
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		$520,300	27,196
(1.30)/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30		2,251,500	29,360
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		520,300	31,124
1.30/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30		2,251,500	49,575
Total				$3,331,050

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $356,616)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/USD (Call)	Jan-20/$1.13	$21,173,413	EUR	18,984,500	$107,879
GBP/USD (Call)	Jan-20/1.36	10,382,619	GBP	8,015,300	39,921
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	7,044,226	AUD	10,218,650	10,524
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/$101.63	19,000,000		$19,000,000	25,232
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.74	6,000,000		6,000,000	126
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.24	6,000,000		6,000,000	6
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Nov-19/102.72	17,000,000		17,000,000	18,003

Global Income Trust 51

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $356,616) cont.
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
JPMorgan Chase Bank N.A. cont.
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/$104.00	$4,000,000		$4,000,000	$332
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.19	4,000,000		4,000,000	12
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.09	4,000,000		4,000,000	4
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Put)	Nov-19/103.94	5,000,000		5,000,000	8,670
UBS AG
AUD/USD (Call)	Jan-20/0.69	1,174,721	AUD	1,704,100	14,202
Total					$224,911

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	252,800	$(40,969)	$35,091
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$2,989,900	(27,582)	26,640
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	133,700	(30,493)	16,986
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	133,700	(30,493)	(6,059)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	252,800	(20,484)	(8,095)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$2,989,900	(27,582)	(19,016)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	(27,570)	58,205
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	(27,570)	(25,675)
Citibank, N.A.
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		$377,000	(48,539)	30,009
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		2,803,100	(37,562)	17,435
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		2,803,100	(37,562)	(24,976)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	(30,013)

52 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Citibank, N.A. cont.
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		$2,092,900	$19,150	$4,332
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		2,092,900	19,150	(3,307)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	25,721
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		2,803,100	(37,702)	16,398
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		2,803,100	(37,702)	(24,639)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	(26,695)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		1,859,600	(259,647)	218,745
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	144,959
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$377,000	(58,284)	32,784
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		628,600	(36,333)	22,900
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		377,000	(40,452)	(25,934)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		628,600	(65,374)	(30,273)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	(65,546)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$1,859,600	(259,647)	(224,324)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	171,298
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		377,000	(40,565)	27,890
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		2,157,800	(11,889)	2,374
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		2,157,800	(11,889)	(4,618)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		377,000	(57,756)	(34,929)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	(67,964)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		972,300	51,192	22,130
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		972,300	51,192	(27,565)

Global Income Trust 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	100,200	$(9,241)	$707
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	100,200	(9,241)	(2,217)
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	93,200	7,472	2,392
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	93,200	7,472	(1,286)
Unrealized appreciation					876,996
Unrealized (depreciation)					(653,131)
Total					$223,865

TBA SALE COMMITMENTS OUTSTANDING at 10/31/19 (proceeds receivable $18,475,860)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.00%, 11/1/49	$2,000,000	11/20/19	$2,058,438
Uniform Mortgage-Backed Securities, 4.50%, 11/1/49	3,000,000	11/13/19	3,155,391
Uniform Mortgage-Backed Securities, 3.50%, 11/1/49	8,000,000	11/13/19	8,214,375
Uniform Mortgage-Backed Securities, 3.00%, 11/1/49	5,000,000	11/13/19	5,081,250
Total			$18,509,454

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
Goldman Sachs International
KRW	6,086,000,000	$35,728	$—	12/9/21	3 month KRW-	1.67% — Quarterly	$36,507
					CD-KSDA-
					BLOOMBERG —
					Quarterly
JPMorgan Chase Bank N.A.
THB	42,200,000	21,453	—	11/16/21	6 month THB-	2.07% —	23,481
					SIBOR-THFX6M —	Semiannually
					Semiannually
Upfront premium received			—		Unrealized appreciation		59,988
Upfront premium (paid)			—		Unrealized (depreciation)		—
Total			$—		Total		$59,988

54 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$949,000	$340,479	$(32)	11/8/48	3 month USD-	3.312% —	$350,651
				LIBOR-BBA —	Semiannually
				Quarterly
6,153,900	789,158	(87)	1/3/29	3.065% —	3 month USD-	(840,715)
				Semiannually	LIBOR-BBA —
					Quarterly
3,396,900	444,722	(48)	3/4/29	3 month USD-	3.073% —	449,530
				LIBOR-BBA —	Semiannually
				Quarterly
18,461,600	36,056	(9,275)	1/22/20	3 month USD-	2.86% —	161,964
				LIBOR-BBA —	Semiannually
				Quarterly
119,400	2,628 E	(1)	2/2/24	3 month USD-	2.5725% —	2,628
				LIBOR-BBA —	Semiannually
				Quarterly
308,900	6,537 E	(2)	2/2/24	2.528% —	3 month USD-	(6,539)
				Semiannually	LIBOR-BBA —
					Quarterly
886,200	84,973	(12)	2/13/29	2.6785% —	3 month USD-	(85,843)
				Semiannually	LIBOR-BBA —
					Quarterly
646,700	21,031 E	(131)	12/2/23	3 month USD-	2.536% —	20,900
				LIBOR-BBA —	Semiannually
				Quarterly
223,600	4,912 E	(38)	2/2/24	3 month USD-	2.57% —	4,873
				LIBOR-BBA —	Semiannually
				Quarterly
819,551	92,004 E	(12)	3/5/30	3 month USD-	2.806% —	91,993
				LIBOR-BBA —	Semiannually
				Quarterly
651,900	63,520 E	(9)	3/16/30	2.647% —	3 month USD-	(63,529)
				Semiannually	LIBOR-BBA —
					Quarterly
558,800	111,477 E	(19)	3/28/52	2.67% —	3 month USD-	(111,496)
				Semiannually	LIBOR-BBA —
					Quarterly
402,800	6,823 E	(2)	2/2/24	3 month USD-	2.3075% —	6,821
				LIBOR-BBA —	Semiannually
				Quarterly
591,300	10,148 E	(3)	2/9/24	3 month USD-	2.32% —	10,145
				LIBOR-BBA —	Semiannually
				Quarterly
700,100	151,859 E	(24)	11/29/53	2.793% —	3 month USD-	(151,883)
				Semiannually	LIBOR-BBA —
					Quarterly
364,600	17,737 E	(8)	11/20/39	3 month USD-	2.55% —	17,729
				LIBOR-BBA —	Semiannually
				Quarterly

Global Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,042,000	$104,928 E	$(29)	12/7/30	2.184% —	3 month USD-	$(104,957)
				Semiannually	LIBOR-BBA —
					Quarterly
1,049,700	25,510 E	(12)	6/5/29	3 month USD-	2.2225% —	25,498
				LIBOR-BBA —	Semiannually
				Quarterly
87,800	10,015 E	(3)	6/22/52	2.3075% —	3 month USD-	(10,018)
				Semiannually	LIBOR-BBA —
					Quarterly
2,307,800	97,426 E	(33)	6/22/30	2.0625% —	3 month USD-	(97,459)
				Semiannually	LIBOR-BBA —
					Quarterly
324,800	10,773 E	(5)	7/6/30	1.9665% —	3 month USD-	(10,777)
				Semiannually	LIBOR-BBA —
					Quarterly
627,900	63,137 E	(21)	7/5/52	2.25% —	3 month USD-	(63,159)
				Semiannually	LIBOR-BBA —
					Quarterly
1,157,600	121,076 E	(39)	7/22/52	2.2685% —	3 month USD-	(121,115)
				Semiannually	LIBOR-BBA —
					Quarterly
570,700	13,453 E	(19)	8/8/52	1.9185% —	3 month USD-	(13,472)
				Semiannually	LIBOR-BBA —
					Quarterly
2,964,500	8,647	(28)	9/18/24	1.43125% —	3 month USD-	11,324
				Semiannually	LIBOR-BBA —
					Quarterly
2,964,500	9,522	(28)	9/18/24	1.425% —	3 month USD-	12,221
				Semiannually	LIBOR-BBA —
					Quarterly
672,700	5,795 E	(6)	12/9/24	1.30% —	3 month USD-	5,789
				Semiannually	LIBOR-BBA —
					Quarterly
1,521,500	67,199 E	(52)	9/12/52	1.626% —	3 month USD-	67,147
				Semiannually	LIBOR-BBA —
					Quarterly
5,000	30 E	8	12/18/24	1.60% —	3 month USD-	(22)
				Semiannually	LIBOR-BBA —
					Quarterly
16,387,000	152,121 E	35,054	12/18/29	1.70% —	3 month USD-	(117,067)
				Semiannually	LIBOR-BBA —
					Quarterly
44,024,100	51,508 E	26,801	12/18/21	1.58% —	3 month USD-	(24,708)
				Semiannually	LIBOR-BBA —
					Quarterly
29,819,800	38,140 E	(36,428)	12/18/24	1.45% —	3 month USD-	1,711
				Semiannually	LIBOR-BBA —
					Quarterly

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$1,581,900	$51,261 E	$(40,069)	12/18/49	1.65% —	3 month USD-	$11,192
					Semiannually	LIBOR-BBA —
						Quarterly
	1,712,600	12,074 E	5,050	12/18/29	3 month USD-	1.525% —	(7,024)
					LIBOR-BBA —	Semiannually
					Quarterly
	2,803,100	886	(23)	9/30/24	1.50% —	3 month USD-	714
					Semiannually	LIBOR-BBA —
						Quarterly
	2,803,100	4,883	(23)	10/1/24	1.53% —	3 month USD-	(3,414)
					Semiannually	LIBOR-BBA —
						Quarterly
	598,000	1,805 E	(6)	12/9/24	1.416% —	3 month USD-	1,800
					Semiannually	LIBOR-BBA —
						Quarterly
	11,960,000	14,591	(764)	10/4/21	1.512% —	3 month USD-	19,393
					Semiannually	LIBOR-BBA —
						Quarterly
	5,039,000	23,109	(328)	10/4/24	3 month USD-	1.396% —	(26,221)
					LIBOR-BBA —	Semiannually
					Quarterly
	3,722,000	37,652	(1,510)	10/4/29	1.4925% —	3 month USD-	37,928
					Semiannually	LIBOR-BBA —
						Quarterly
	3,487,000	93,452	(1,974)	10/4/49	3 month USD-	1.675% —	(96,622)
					LIBOR-BBA —	Semiannually
					Quarterly
	545,600	1,353 E	(5)	12/9/24	1.53% —	3 month USD-	(1,358)
					Semiannually	LIBOR-BBA —
						Quarterly
	512,000	2,443 E	(5)	12/9/24	1.5775% —	3 month USD-	(2,448)
					Semiannually	LIBOR-BBA —
						Quarterly
	373,700	873 E	(4)	12/9/24	3 month USD-	1.527% —	869
					LIBOR-BBA —	Semiannually
					Quarterly
	672,700	4,102 E	(6)	12/9/24	1.605% —	3 month USD-	(4,108)
					Semiannually	LIBOR-BBA —
						Quarterly
	4,356,000	60,823	(58)	11/1/29	1.7505% —	3 month USD-	(60,881)
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	3,097,000	2,786 E	(11,517)	12/18/24	6 month AUD-	1.00% —	(14,304)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	2,836,000	1,269 E	14	12/18/29	6 month AUD-	1.30% —	(1,255)
					BBR-BBSW —	Semiannually
					Semiannually

Global Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	960,000	$831 E	$(1,638)	12/18/24	6 month AUD-	1.001% —	$(2,470)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	160,000	61 E	(948)	12/18/29	6 month AUD-	1.301% —	(1,009)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	6,307,000	2,726	(16)	10/30/21	0.80% —	3 month AUD-	2,748
					Quarterly	BBR-BBSW —
						Quarterly
AUD	1,308,000	826	(12)	10/30/29	6 month AUD-	1.305% —	826
					BBR-BBSW —	Semiannually
					Semiannually
AUD	6,324,000	1,870	(16)	10/30/21	0.81% —	3 month AUD-	1,890
					Quarterly	BBR-BBSW —
						Quarterly
AUD	1,308,000	2,555	(12)	10/30/29	6 month AUD-	1.325% —	2,556
					BBR-BBSW —	Semiannually
					Semiannually
CAD	11,634,000	31,825	(33)	8/15/21	3 month CAD-	1.61% —	(38,479)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,222,000	29,085	(12)	8/15/29	1.4925% —	3 month CAD-	30,003
					Semiannually	BA-CDOR —
						Semiannually
CAD	3,938,500	17,846	(28)	9/18/24	3 month CAD-	1.638% —	(19,067)
					BA-CDOR —	Semiannually
					Semiannually
CAD	3,938,500	18,970	(28)	9/18/24	3 month CAD-	1.63% —	(20,220)
					BA-CDOR —	Semiannually
					Semiannually
CAD	12,949,000	19,801 E	23,473	12/18/24	3 month CAD-	1.80% —	43,274
					BA-CDOR —	Semiannually
					Semiannually
CAD	5,237,000	1,662 E	29,213	12/18/29	1.85% —	3 month CAD-	27,551
					Semiannually	BA-CDOR —
						Semiannually
CAD	780,000	1,221 E	(1,192)	12/18/24	3 month CAD-	1.801% —	29
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,030,000	400 E	(3,416)	12/18/29	3 month CAD-	1.851% —	(3,017)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,060,000	1,102 E	(16,076)	12/18/49	3 month CAD-	2.001% —	(14,974)
					BA-CDOR —	Semiannually
					Semiannually
CAD	602,000	6,501	(6)	10/9/29	1.6875% —	3 month CAD-	6,267
					Semiannually	BA-CDOR —
						Semiannually

58 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	1,721,000	$23,831	$(14)	8/9/24	0.8475% plus	—	$(24,059)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	836,000	8,378	(7)	9/13/24	0.765% plus 6	—	(8,310)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	3,437,000	48,087 E	2,924	12/18/29	0.35% plus 6	—	(45,163)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	4,904,000	28,783 E	4,995	12/18/24	0.65% plus 6	—	(23,788)
					month CHF-
					LIBOR-BBA —
					Semiannually
CZK	44,703,000	93,676	(26)	3/19/29	1.948% —	6 month CZK-	(112,611)
					Annually	PRIBOR —
						Semiannually
CZK	105,376,000	34,874	(17)	8/9/21	6 month CZK-	1.6625% —	(40,453)
					PRIBOR —	Annually
					Semiannually
CZK	42,695,000	40,238	(15)	8/9/24	6 month CZK-	1.28% —	(44,136)
					PRIBOR —	Annually
					Semiannually
EUR	60,400	18,013 E	(2)	11/29/58	1.484% —	6 month EUR-	(18,015)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	82,300	24,337 E	(3)	2/19/50	6 month	1.354% —	24,333
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	91,000	24,284 E	(3)	3/11/50	1.267% —	6 month EUR-	(24,287)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	91,800	22,842 E	(4)	3/12/50	1.2115% —	6 month EUR-	(22,846)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	260,300	56,343 E	(10)	3/26/50	1.113% —	6 month EUR-	(56,353)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	420,000	106,689 E	(16)	11/29/58	6 month	1.343% —	106,673
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually

Global Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	283,000	$55,782 E	$(11)	2/19/50	1.051% —	6 month EUR-	$(55,792)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	87,500	14,572 E	(3)	6/7/54	1.054% —	6 month EUR-	(14,575)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	79,600	11,869 E	(3)	2/19/50	0.9035% —	6 month EUR-	(11,872)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	211,200	24,364 E	(8)	2/21/50	0.80% —	6 month EUR-	(24,373)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	258,600	3,764 E	(10)	8/8/54	0.49% —	6 month EUR-	3,754
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	107,000	11,178 E	(4)	6/6/54	6 month	0.207% —	(11,182)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	312,300	21,571 E	(12)	2/19/50	0.233% —	6 month EUR-	21,559
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,083,000	17,199 E	(13,107)	12/18/24	0.35% plus 6	—	(30,306)
					month EUR-
					EURIBOR-
					REUTERS —
					Annually
EUR	4,642,000	5,607 E	(47,600)	12/18/29	6 month	0.05% —	(41,993)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	5,490,000	4,696 E	(3,720)	12/18/21	0.401% plus 6	—	(8,416)
					month EUR-
					EURIBOR-
					REUTERS —
					Annually
EUR	3,490,000	19,664 E	(2,336)	12/18/24	0.351% plus 6	—	(22,000)
					month EUR-
					EURIBOR-
					REUTERS —
					Semiannually

60 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	5,660,000	$7,474 E	$(85,634)	12/18/29	6 month	0.051% —	$(78,160)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	130,000	1,698 E	(3,815)	12/18/49	6 month	0.401% —	(5,513)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	2,581,000	19,894	(23)	10/11/24	—	0.4047%	19,873
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
GBP	3,538,000	3,937	(16)	9/18/21	6 month GBP-	0.712% —	(4,609)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	718,000	17,986	(12)	9/18/29	0.616% —	6 month GBP-	18,211
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	8,390,000	1,174 E	(1,516)	12/18/24	6 month GBP-	0.75% —	(342)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,548,000	4,393 E	9,541	12/18/29	6 month GBP-	0.80% —	5,147
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,250,000	254 E	(1,477)	12/18/24	6 month GBP-	0.751% —	(1,222)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,080,000	2,929 E	3,881	12/18/29	0.801% —	6 month GBP-	6,811
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	22,710,500	18,907 E	(7)	8/29/43	0.7495% —	6 month JPY-	(18,913)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	32,395,000	15,718	(31)	7/1/24	1.735% —	6 month NOK-	15,881
					Annually	NIBOR-NIBR —
						Semiannually
NOK	16,991,000	2,951	(26)	7/1/29	6 month NOK-	1.82% —	(2,515)
					NIBOR-NIBR —	Annually
					Semiannually
NOK	39,306,000	7,971	—	9/18/21	1.8125% —	6 month NOK-	8,061
					Annually	NIBOR-NIBR —
						Semiannually
NOK	18,327,000	7,804 E	11,647	12/18/24	1.75% —	6 month NOK-	19,452
					Annually	NIBOR-NIBR —
						Semiannually
NOK	6,232,000	2,831 E	(4,362)	12/18/29	1.80% —	6 month NOK-	(1,531)
					Annually	NIBOR-NIBR —
						Semiannually

Global Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NZD	6,738,000	$8,930	$(17)	8/7/21	3 month NZD-	1.15% —	$5,985
					BBR-FRA —	Semiannually
					Quarterly
NZD	7,684,000	27,476 E	(16,301)	12/18/24	1.00% —	3 month NZD-	11,175
					Semiannually	BBR-FRA —
						Quarterly
NZD	1,779,000	13,919 E	(17,412)	12/18/29	1.30% —	3 month NZD-	(3,493)
					Semiannually	BBR-FRA —
						Quarterly
SEK	7,320,000	48,110	(6)	11/10/27	3 month SEK-	1.13% —	56,692
					STIBOR-SIDE —	Annually
					Quarterly
SEK	7,320,000	49,979	(6)	11/13/27	3 month SEK-	1.16% —	58,770
					STIBOR-SIDE —	Annually
					Quarterly
SEK	7,320,000	49,827	(6)	11/13/27	3 month SEK-	1.1575% —	58,604
					STIBOR-SIDE —	Annually
					Quarterly
SEK	14,227,000	11,245 E	242	12/18/24	0.05% —	3 month SEK-	11,488
					Annually	STIBOR-SIDE —
						Quarterly
SEK	12,526,000	5,853 E	(1,462)	12/18/29	3 month SEK-	0.40% —	(7,316)
					STIBOR-SIDE —	Annually
					Quarterly
Total			$(172,348)				$(1,023,341)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$42,317	$41,904	$—	1/12/41	4.00% (1 month	Synthetic TRS	$49
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
182,168	182,088	—	1/12/40	4.50% (1 month	Synthetic MBX	130
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
131,517	131,460	—	1/12/40	4.50% (1 month	Synthetic MBX	94
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

62 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$3,945,181	$3,939,547	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(330)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
205,528	205,206	—	1/12/40	5.00% (1 month	Synthetic MBX	(47)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,953	28,898	—	1/12/39	(6.00%) 1 month	Synthetic MBX	6
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
744,138	743,152	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(384)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,579	23,282	—	1/12/43	(3.50%) 1 month	Synthetic TRS	71
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
42,226	41,814	—	1/12/41	4.00% (1 month	Synthetic TRS	49
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,931	14,288	—	1/12/42	4.00% (1 month	Synthetic TRS	(488)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
49,818	48,239	—	1/12/41	(5.00%) 1 month	Synthetic TRS	965
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,092	52,656	—	1/12/41	5.00% (1 month	Synthetic TRS Index	177
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
22,437	22,253	—	1/12/41	5.00% (1 month	Synthetic TRS Index	75
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
36,286	35,926	—	1/12/38	6.50% (1 month	Synthetic TRS	66
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
381	377	—	1/12/38	6.50% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Global Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$74,911	$74,804	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(6)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
309,543	308,374	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(816)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
66,323	65,507	—	1/12/45	3.50% (1 month	Synthetic TRS	(145)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
34,260	32,877	—	1/12/44	3.50% (1 month	Synthetic TRS	(1,056)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,547	9,427	—	1/12/43	3.50% (1 month	Synthetic TRS	(29)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
76,894	73,891	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,184)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
67,529	64,891	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,918)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
150,004	148,540	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(174)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,345	35,193	—	1/12/41	(5.00%) 1 month	Synthetic TRS	704
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
16,317	16,296	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(8)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,575	19,549	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(10)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

64 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$369,721	$369,231	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(191)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
85,763	82,301	—	1/12/44	3.50% (1 month	Synthetic TRS	(2,643)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,519	40,997	—	1/12/43	3.50% (1 month	Synthetic TRS	(125)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
104,676	100,171	—	1/12/42	4.00% (1 month	Synthetic TRS	(3,423)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
67,020	64,402	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,903)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
55,120	52,748	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,803)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,067	35,472	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,212)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,067	35,472	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,212)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,936	58,037	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,162
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,746	13,512	—	1/12/39	6.00% (1 month	Synthetic TRS	(79)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,584	2,558	—	1/12/38	6.50% (1 month	Synthetic TRS	5
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Global Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$65,461	$64,822	$—	1/12/41	4.00% (1 month	Synthetic TRS	$76
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
59,936	58,037	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,162
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
49,207	48,803	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(164)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
27,487	27,141	—	1/12/43	(3.50%) 1 month	Synthetic TRS	83
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
120,022	115,178	—	1/12/44	(3.50%) 1 month	Synthetic TRS	3,699
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
248,862	238,151	—	1/12/42	(4.00%) 1 month	Synthetic TRS	8,136
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		16,710
Upfront premium (paid)		—		Unrealized (depreciation)		(20,350)
Total		$—		Total		$(3,640)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	2,256,000	$285,247	$(52)	8/15/37	1.7138% — At	Eurostat Eurozone	$285,193
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,799,000	231,702	—	7/15/37	1.71% — At	Eurostat Eurozone	231,702
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,799,000	76,800	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(76,800)
					maturity	HICP excluding
						tobacco — At
						maturity

66 Global Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	2,256,000	$98,166	$(29)	8/15/27	(1.4275%) — At	Eurostat Eurozone	$(98,195)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	104,580	(40)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(104,620)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	105,354	(40)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(105,394)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	105,611	(41)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(105,651)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	105,871	(41)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(105,912)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	1,807,000	75,223	(39)	12/15/28	3.665% — At	GBP Non-revised UK	75,184
					maturity	Retail Price Index —
						At maturity
GBP	1,409,000	228	(33)	3/15/28	3.4025% — At	GBP Non-revised UK	(261)
					maturity	Retail Price Index —
						At maturity
GBP	506,000	1,351	(12)	3/15/28	3.3875% — At	GBP Non-revised UK	(1,363)
					maturity	Retail Price Index —
						At maturity
GBP	1,084,000	7,571	(25)	2/15/28	3.34% — At	GBP Non-revised UK	(7,597)
					maturity	Retail Price Index —
						At maturity
GBP	2,024,000	21,436	(48)	3/15/28	3.34% — At	GBP Non-revised UK	(21,483)
					maturity	Retail Price Index —
						At maturity
GBP	543,000	145,871	(29)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(145,899)
					maturity	Retail Price Index —
						At maturity
	$1,625,000	73,205	(18)	12/6/27	2.19% — At	USA Non Revised	73,187
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	1,625,000	27,253	(10)	12/6/22	(2.05%) — At	USA Non Revised	(27,263)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
Total			$(457)				$(135,172)

Global Income Trust 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,666	$39,000	$3,342	5/11/63	300 bp —	$(654)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,303	88,000	7,542	5/11/63	300 bp —	(2,187)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,865	176,000	15,083	5/11/63	300 bp —	(4,115)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	12,600	60,000	9,288	5/11/63	500 bp —	3,370
Index						Monthly
CMBX NA BB.6	BB/P	37,166	151,000	23,375	5/11/63	500 bp —	13,938
Index						Monthly
CMBX NA BB.7	BB/P	91	1,000	63	1/17/47	500 bp —	29
Index						Monthly
CMBX NA BB.7	BB/P	5,415	39,000	2,461	1/17/47	500 bp —	2,992
Index						Monthly
CMBX NA BB.7	BB/P	8,355	65,000	4,102	1/17/47	500 bp —	4,316
Index						Monthly
CMBX NA BB.7	BB/P	13,528	112,000	7,067	1/17/47	500 bp —	6,570
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,019	34,000	2,914	5/11/63	300 bp —	125
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,109	35,000	3,000	5/11/63	300 bp —	130
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,530	53,000	4,542	5/11/63	300 bp —	19
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,114	83,000	7,113	5/11/63	300 bp —	49
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,834	86,000	7,370	5/11/63	300 bp —	514
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,086	89,000	7,627	5/11/63	300 bp —	510
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,175	119,000	10,198	5/11/63	300 bp —	2,046
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,857	146,000	12,512	5/11/63	300 bp —	2,430
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,249	167,000	14,312	5/11/63	300 bp —	2,034
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,661	195,000	16,712	5/11/63	300 bp —	63
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,571	196,000	16,797	5/11/63	300 bp —	2,888
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,877	196,000	16,797	5/11/63	300 bp —	1,194
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,200	199,000	17,054	5/11/63	300 bp —	1,262
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,910	306,000	26,224	5/11/63	300 bp —	1,865
Index						Monthly

68 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BBB–/P	$33,710	$398,000	$34,109	5/11/63	300 bp —	$(166)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,418	448,000	38,394	5/11/63	300 bp —	4,286
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(1,183)	1,071,000	4,070	5/11/63	200 bp —	3,304
Index						Monthly
CMBX NA BB.7	BB/P	8,159	61,000	3,849	1/17/47	500 bp —	4,370
Index						Monthly
CMBX NA BBB–.6	BBB–/P	260,182	2,769,000	237,303	5/11/63	300 bp —	24,494
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	17,515	346,000	1,315	5/11/63	200 bp —	18,964
Index						Monthly
CMBX NA A.6	A/P	18,006	346,000	1,315	5/11/63	200 bp —	19,455
Index						Monthly
CMBX NA A.6	A/P	9,631	307,000	1,167	5/11/63	200 bp —	10,917
Index						Monthly
CMBX NA A.6	A/P	8,165	264,000	1,003	5/11/63	200 bp —	9,271
Index						Monthly
CMBX NA A.6	A/P	12,002	233,000	885	5/11/63	200 bp —	12,978
Index						Monthly
CMBX NA A.6	A/P	9,804	199,000	756	5/11/63	200 bp —	10,637
Index						Monthly
CMBX NA A.6	A/P	9,238	187,000	711	5/11/63	200 bp —	10,022
Index						Monthly
CMBX NA A.6	A/P	7,706	138,000	524	5/11/63	200 bp —	8,284
Index						Monthly
CMBX NA A.6	A/P	6,429	127,000	483	5/11/63	200 bp —	6,961
Index						Monthly
CMBX NA A.6	A/P	3,656	120,000	456	5/11/63	200 bp —	4,159
Index						Monthly
CMBX NA A.6	A/P	5,845	89,000	338	5/11/63	200 bp —	6,218
Index						Monthly
CMBX NA A.6	A/P	1,597	69,000	262	5/11/63	200 bp —	1,886
Index						Monthly
CMBX NA A.6	A/P	3,460	68,000	258	5/11/63	200 bp —	3,745
Index						Monthly
CMBX NA A.6	A/P	(19)	32,000	122	5/11/63	200 bp —	115
Index						Monthly
CMBX NA BBB–.6	BBB–/P	332	3,000	257	5/11/63	300 bp —	76
Index						Monthly
CMBX NA BBB–.6	BBB–/P	947	9,000	771	5/11/63	300 bp —	181
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,407	13,000	1,114	5/11/63	300 bp —	301
Index						Monthly

Global Income Trust 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$1,906	$14,000	$1,200	5/11/63	300 bp —	$714
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,976	27,000	2,314	5/11/63	300 bp —	678
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,826	35,000	3,000	5/11/63	300 bp —	(1,153)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,248	38,000	3,257	5/11/63	300 bp —	1,014
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,899	73,000	6,256	5/11/63	300 bp —	1,685
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,929	73,000	6,256	5/11/63	300 bp —	1,716
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,093	77,000	6,599	5/11/63	300 bp —	(461)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,382	97,000	8,313	5/11/63	300 bp —	3,126
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,491	154,000	13,198	5/11/63	300 bp —	(2,617)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,307	175,000	14,998	5/11/63	300 bp —	6,411
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,302	515,000	44,136	5/11/63	300 bp —	4,467
Index						Monthly
CMBX NA BBB–.6	BBB–/P	46,305	616,000	52,791	5/11/63	300 bp —	(6,126)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	10,168	48,000	7,430	5/11/63	500 bp —	2,785
Index						Monthly
CMBX NA BB.6	BB/P	11,006	52,000	8,050	5/11/63	500 bp —	3,007
Index						Monthly
CMBX NA A.6	A/P	14,700	639,000	2,428	5/11/63	200 bp —	17,377
Index						Monthly
CMBX NA A.6	A/P	797	273,000	1,037	5/11/63	200 bp —	1,941
Index						Monthly
CMBX NA A.6	A/P	(26)	89,000	338	5/11/63	200 bp —	346
Index						Monthly
CMBX NA BB.10	BB–/P	6,419	80,000	5,696	5/11/63	500 bp —	801
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,423	16,000	1,371	5/11/63	300 bp —	62
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,783	27,000	2,314	5/11/63	300 bp —	485
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,331	53,000	4,542	5/11/63	300 bp —	820
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,088	61,000	5,228	5/11/63	300 bp —	895
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,883	79,000	6,770	5/11/63	300 bp —	1,159
Index						Monthly

70 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$7,834	$86,000	$7,370	5/11/63	300 bp —	$514
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,054	112,000	9,598	5/11/63	300 bp —	1,521
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,474	442,000	37,879	5/11/63	300 bp —	20,853
Index						Monthly
CMBX NA BBB–.7	BBB–/P	209	8,000	38	1/17/47	300 bp —	175
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,657	27,000	130	1/17/47	300 bp —	2,543
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,482	81,000	389	1/17/47	300 bp —	4,140
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,694	89,000	427	1/17/47	300 bp —	4,319
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	(20)	66,000	251	5/11/63	200 bp —	257
Index						Monthly
CMBX NA A.6	A/P	39	3,000	11	5/11/63	200 bp —	52
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,786	75,000	6,428	5/11/63	300 bp —	402
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,664	657,000	56,305	5/11/63	300 bp —	2,742
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.6	BB/P	11,787	48,000	7,430	5/11/63	500 bp —	4,404
Index						Monthly
CMBX NA BB.6	BB/P	23,902	97,000	15,016	5/11/63	500 bp —	8,981
Index						Monthly
CMBX NA BBB–.6	BBB–/P	767	6,000	514	5/11/63	300 bp —	257
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,665	13,000	1,114	5/11/63	300 bp —	558
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,248	25,000	2,143	5/11/63	300 bp —	1,120
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,322	27,000	2,314	5/11/63	300 bp —	8
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,023	41,000	3,514	5/11/63	300 bp —	1,533
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,526	41,000	3,514	5/11/63	300 bp —	12
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,546	42,000	3,599	5/11/63	300 bp —	(29)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,928	44,000	3,771	5/11/63	300 bp —	183
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,643	55,000	4,714	5/11/63	300 bp —	(38)
Index						Monthly

Global Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$9,279	$82,000	$7,027	5/11/63	300 bp —	$2,300
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,682	91,000	7,799	5/11/63	300 bp —	(64)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,809	127,000	10,884	5/11/63	300 bp —	(1)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,053	140,000	11,998	5/11/63	300 bp —	3,136
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,048	166,000	14,226	5/11/63	300 bp —	7,919
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,996	175,000	14,998	5/11/63	300 bp —	101
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,647	265,000	22,711	5/11/63	300 bp —	10,087
Index						Monthly
Upfront premium received		1,302,416		Unrealized appreciation			334,574
Upfront premium (paid)		(1,248)		Unrealized (depreciation)			(17,611)
Total		$1,301,168		Total			$316,963

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(3,861)	$37,000	$2,634	11/17/59	(500 bp) —	$(1,263)
					Monthly
CMBX NA BB.10 Index	(3,399)	31,000	2,207	11/17/59	(500 bp) —	(1,222)
					Monthly
CMBX NA BB.11 Index	(8,232)	114,000	7,558	11/18/54	(500 bp) —	(784)
					Monthly
CMBX NA BB.11 Index	(14,511)	112,000	7,426	11/18/54	(500 bp) —	(7,194)
					Monthly
CMBX NA BB.11 Index	(3,582)	38,000	2,519	11/18/54	(500 bp) —	(1,100)
					Monthly
CMBX NA BB.8 Index	(6,581)	53,000	5,634	10/17/57	(500 bp) —	(998)
					Monthly
CMBX NA BB.8 Index	(527)	3,000	319	10/17/57	(500 bp) —	(211)
					Monthly
CMBX NA BB.9 Index	(56,461)	547,000	26,256	9/17/58	(500 bp) —	(30,737)
					Monthly

72 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(6,581)	$102,000	$4,896	9/17/58	(500 bp) —	$(1,784)
					Monthly
CMBX NA BB.9 Index	(5,162)	80,000	3,840	9/17/58	(500 bp) —	(1,399)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(9,157)	77,000	5,482	11/17/59	(500 bp) —	(3,749)
					Monthly
CMBX NA BB.10 Index	(10,274)	77,000	5,482	11/17/59	(500 bp) —	(4,866)
					Monthly
CMBX NA BB.10 Index	(5,096)	41,000	2,919	11/17/59	(500 bp) —	(2,217)
					Monthly
CMBX NA BB.7 Index	(8,049)	456,000	70,589	5/11/63	(500 bp) —	62,097
					Monthly
CMBX NA BB.7 Index	(29,146)	158,000	9,970	1/17/47	(500 bp) —	(19,329)
					Monthly
CMBX NA BB.7 Index	(2,467)	15,000	947	1/17/47	(500 bp) —	(1,535)
					Monthly
CMBX NA BB.8 Index	(1,051)	6,000	638	10/17/57	(500 bp) —	(419)
					Monthly
CMBX NA BB.9 Index	(27,568)	275,000	13,200	9/17/58	(500 bp) —	(14,635)
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(6,053)	40,000	2,524	1/17/47	(500 bp) —	(3,568)
					Monthly
CMBX NA BB.7 Index	(45,077)	222,000	14,008	1/17/47	(500 bp) —	(31,285)
					Monthly
CMBX NA BB.7 Index	(16,057)	98,000	6,184	1/17/47	(500 bp) —	(9,968)
					Monthly
CMBX NA BB.9 Index	(3,233)	30,000	1,440	9/17/58	(500 bp) —	(1,822)
					Monthly
CMBX NA BB.9 Index	(595)	5,000	240	9/17/58	(500 bp) —	(360)
					Monthly
CMBX NA BB.9 Index	(602)	5,000	240	9/17/58	(500 bp) —	(367)
					Monthly
CMBX NA BB.9 Index	(478)	3,000	144	9/17/58	(500 bp) —	(337)
					Monthly
CMBX NA BB.9 Index	(313)	3,000	144	9/17/58	(500 bp) —	(172)
					Monthly
CMBX NA BB.9 Index	(319)	2,000	96	9/17/58	(500 bp) —	(225)
					Monthly
CMBX NA BB.9 Index	(319)	2,000	96	9/17/58	(500 bp) —	(225)
					Monthly
CMBX NA BB.9 Index	(320)	2,000	96	9/17/58	(500 bp) —	(226)
					Monthly
CMBX NA BB.9 Index	(158)	1,000	48	9/17/58	(500 bp) —	(111)
					Monthly

Global Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.11 Index	$(7,891)	$73,000	$4,840	11/18/54	(500 bp) —	$(3,122)
					Monthly
CMBX NA BB.11 Index	(4,873)	49,000	3,249	11/18/54	(500 bp) —	(1,672)
					Monthly
CMBX NA BB.11 Index	(4,780)	48,000	3,182	11/18/54	(500 bp) —	(1,644)
					Monthly
CMBX NA BB.11 Index	(3,800)	37,000	2,453	11/18/54	(500 bp) —	(1,383)
					Monthly
CMBX NA BB.12 Index	(7,295)	80,000	6,208	8/17/61	(500 bp) —	(1,165)
					Monthly
CMBX NA BB.7 Index	(28,094)	222,000	14,008	1/17/47	(500 bp) —	(14,302)
					Monthly
CMBX NA BB.9 Index	(3,459)	60,000	2,880	9/17/58	(500 bp) —	(638)
					Monthly
CMBX NA BB.9 Index	(1,698)	12,000	576	9/17/58	(500 bp) —	(1,134)
					Monthly
CMBX NA BB.9 Index	(947)	6,000	288	9/17/58	(500 bp) —	(665)
					Monthly
CMBX NA BB.9 Index	(565)	4,000	192	9/17/58	(500 bp) —	(377)
					Monthly
CMBX NA BB.9 Index	(468)	3,000	144	9/17/58	(500 bp) —	(327)
					Monthly
CMBX NA BB.9 Index	(283)	2,000	96	9/17/58	(500 bp) —	(189)
					Monthly
CMBX NA BB.9 Index	(153)	1,000	48	9/17/58	(500 bp) —	(106)
					Monthly
CMBX NA BBB–.7 Index	(5,654)	149,000	715	1/17/47	(300 bp) —	(5,025)
					Monthly
CMBX NA BBB–.7 Index	(254)	7,000	34	1/17/47	(300 bp) —	(225)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(4,398)	37,000	2,634	11/17/59	(500 bp) —	(1,800)
					Monthly
CMBX NA BB.10 Index	(3,899)	37,000	2,634	11/17/59	(500 bp) —	(1,301)
					Monthly
CMBX NA BB.11 Index	(4,913)	49,000	3,249	11/18/54	(500 bp) —	(1,712)
					Monthly
CMBX NA BB.7 Index	(5,378)	31,000	1,956	1/17/47	(500 bp) —	(3,452)
					Monthly
CMBX NA BB.9 Index	(535)	250,000	12,000	9/17/58	(500 bp) —	11,222
					Monthly
CMBX NA BBB–.7 Index	(1,311)	16,000	77	1/17/47	(300 bp) —	(1,244)
					Monthly

74 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(3,880)	$37,000	$2,634	11/17/59	(500 bp) —	$(1,282)
					Monthly
CMBX NA BB.11 Index	(5,991)	61,000	4,044	11/18/54	(500 bp) —	(2,006)
					Monthly
CMBX NA BB.11 Index	(4,002)	42,000	2,785	11/18/54	(500 bp) —	(1,259)
					Monthly
CMBX NA BB.12 Index	(1,144)	14,000	1,086	9/17/58	(500 bp) —	(71)
					Monthly
CMBX NA BB.7 Index	(19,507)	97,000	6,121	1/17/47	(500 bp) —	(13,481)
					Monthly
CMBX NA BB.7 Index	(18,319)	95,000	5,995	1/17/47	(500 bp) —	(12,417)
					Monthly
CMBX NA BB.7 Index	(14,530)	72,000	4,543	1/17/47	(500 bp) —	(10,055)
					Monthly
CMBX NA BB.9 Index	(6,386)	85,000	4,080	9/17/58	(500 bp) —	(2,389)
					Monthly
CMBX NA BB.9 Index	(4,059)	66,000	3,168	9/17/58	(500 bp) —	(956)
					Monthly
CMBX NA BB.9 Index	(4,013)	66,000	3,168	9/17/58	(500 bp) —	(909)
					Monthly
CMBX NA BB.9 Index	(3,385)	55,000	2,640	9/17/58	(500 bp) —	(799)
					Monthly
CMBX NA BB.9 Index	(3,592)	42,000	2,016	9/17/58	(500 bp) —	(1,617)
					Monthly
CMBX NA BB.9 Index	(3,693)	42,000	2,016	9/17/58	(500 bp) —	(1,717)
					Monthly
CMBX NA BB.9 Index	(1,334)	11,000	528	9/17/58	(500 bp) —	(816)
					Monthly
CMBX NA BB.9 Index	(1,504)	10,000	480	9/17/58	(500 bp) —	(1,034)
					Monthly
CMBX NA BB.9 Index	(864)	6,000	288	9/17/58	(500 bp) —	(582)
					Monthly
CMBX NA BB.9 Index	(606)	5,000	240	9/17/58	(500 bp) —	(371)
					Monthly
CMBX NA BBB–.7 Index	(41)	1,000	5	1/17/47	(300 bp) —	(37)
					Monthly
Upfront premium received	—		Unrealized appreciation			73,319
Upfront premium (paid)	(462,727)		Unrealized (depreciation)			(235,389)
Total	$(462,727)		Total			$(162,070)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Global Income Trust 75

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(4,494)	$67,000	$4,798	12/20/24	500 bp —	$621
Index						Quarterly
Total		$(4,494)					$621

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$3,881,890	$—
Corporate bonds and notes	—	62,296,589	—
Foreign government and agency bonds and notes	—	82,969,544	—
Mortgage-backed securities	—	51,343,413	—
Purchased options outstanding	—	166,998	—
Purchased swap options outstanding	—	5,061,749	—
U.S. government and agency mortgage obligations	—	27,769,986	—
U.S. treasury obligations	—	467,524	—
Short-term investments	24,991,675	4,149,406	—
Totals by level	$24,991,675	$238,107,099	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(308,032)	$—
Futures contracts	(311,992)	—	—
Written options outstanding	—	(224,911)	—
Written swap options outstanding	—	(3,331,050)	—
Forward premium swap option contracts	—	223,865	—
TBA sale commitments	—	(18,509,454)	—
Interest rate swap contracts	—	(791,005)	—
Total return swap contracts	—	(138,355)	—
Credit default contracts	—	(678,433)	—
Totals by level	$(311,992)	$(23,757,375)	$—

The accompanying notes are an integral part of these financial statements.

76 Global Income Trust

Statement of assets and liabilities 10/31/19

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $230,479,691)	$239,067,099
Affiliated issuers (identified cost $24,031,675) (Note 5)	24,031,675
Cash	652
Foreign currency (cost $111,687) (Note 1)	111,207
Interest and other receivables	1,761,547
Receivable for shares of the fund sold	383,945
Receivable for investments sold	1,916,197
Receivable for sales of TBA securities (Note 1)	17,486,195
Receivable for variation margin on futures contracts (Note 1)	247,550
Receivable for variation margin on centrally cleared swap contracts (Note 1)	687,910
Unrealized appreciation on forward premium swap option contracts (Note 1)	876,996
Unrealized appreciation on forward currency contracts (Note 1)	713,668
Unrealized appreciation on OTC swap contracts (Note 1)	484,591
Premium paid on OTC swap contracts (Note 1)	463,975
Prepaid assets	54,087
Total assets	288,287,294

LIABILITIES
Payable for investments purchased	3,900,695
Payable for purchases of TBA securities (Note 1)	24,706,666
Payable for shares of the fund repurchased	159,187
Payable for compensation of Manager (Note 2)	108,935
Payable for custodian fees (Note 2)	93,687
Payable for investor servicing fees (Note 2)	75,137
Payable for Trustee compensation and expenses (Note 2)	154,595
Payable for administrative services (Note 2)	840
Payable for distribution fees (Note 2)	37,328
Payable for variation margin on futures contracts (Note 1)	96,038
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,162,059
Unrealized depreciation on OTC swap contracts (Note 1)	273,350
Premium received on OTC swap contracts (Note 1)	1,302,416
Unrealized depreciation on forward currency contracts (Note 1)	1,021,700
Unrealized depreciation on forward premium swap option contracts (Note 1)	653,131
Written options outstanding, at value (premiums $3,182,866) (Note 1)	3,555,961
TBA sale commitments, at value (proceeds receivable $18,475,860) (Note 1)	18,509,454
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,427,524
Other accrued expenses	223,328
Total liabilities	57,462,031

Net assets	$230,825,263

(Continued on next page)

Global Income Trust 77

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$235,647,558
Total distributable earnings (Note 1)	(4,822,295)
Total — Representing net assets applicable to capital shares outstanding	$230,825,263

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($114,344,980 divided by 9,256,966 shares)	$12.35
Offering price per class A share (100/96.00 of $12.35)*	$12.86
Net asset value and offering price per class B share ($1,507,801 divided by 122,700 shares)**	$12.29
Net asset value and offering price per class C share ($9,591,495 divided by 780,238 shares)**	$12.29
Net asset value and redemption price per class M share ($6,401,038 divided by 524,330 shares)	$12.21
Offering price per class M share (100/96.75 of $12.21)†	$12.62
Net asset value, offering price and redemption price per class R share
($1,954,858 divided by 158,332 shares)	$12.35
Net asset value, offering price and redemption price per class R5 share
($24,487 divided by 1,984 shares)	$12.35#
Net asset value, offering price and redemption price per class R6 share
($25,712,179 divided by 2,081,826 shares)	$12.35
Net asset value, offering price and redemption price per class Y share
($71,288,425 divided by 5,773,910 shares)	$12.35

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

# Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

78 Global Income Trust

Statement of operations Year ended 10/31/19

INVESTMENT INCOME
Interest (net of foreign tax of $4,601) (including interest income of $227,501 from investments
in affiliated issuers) (Note 5)	$7,625,590
Total investment income	7,625,590

EXPENSES
Compensation of Manager (Note 2)	1,213,087
Investor servicing fees (Note 2)	457,081
Custodian fees (Note 2)	91,294
Trustee compensation and expenses (Note 2)	9,057
Distribution fees (Note 2)	458,247
Administrative services (Note 2)	6,778
Auditing and tax fees	172,615
Other	223,287
Fees waived and reimbursed by Manager (Note 2)	(51,630)
Total expenses	2,579,816
Expense reduction (Note 2)	(2,273)
Net expenses	2,577,543

Net investment income	5,048,047

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(425,500)
Foreign currency transactions (Note 1)	(27,410)
Forward currency contracts (Note 1)	(1,490,322)
Futures contracts (Note 1)	2,861,467
Swap contracts (Note 1)	(1,957,789)
Written options (Note 1)	(493,618)
Total net realized loss	(1,533,172)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	18,290,606
Assets and liabilities in foreign currencies	19,450
Forward currency contracts	(143,533)
Futures contracts	60,745
Swap contracts	(933,142)
Written options	(84,882)
Total change in net unrealized appreciation	17,209,244

Net gain on investments	15,676,072

Net increase in net assets resulting from operations	$20,724,119

The accompanying notes are an integral part of these financial statements.

Global Income Trust 79

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$5,048,047	$5,506,046
Net realized loss on investments
and foreign currency transactions	(1,533,172)	(1,474,958)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	17,209,244	(8,981,807)
Net increase (decrease) in net assets resulting
from operations	20,724,119	(4,950,719)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,788,371)	(2,014,403)
Class B	(19,656)	(35,307)
Class C	(108,964)	(183,123)
Class M	(93,623)	(111,291)
Class R	(27,376)	(39,940)
Class R5	(473)	(536)
Class R6	(465,755)	(153,189)
Class Y	(1,115,941)	(1,432,797)
From return of capital
Class A	(623,362)	(1,110,071)
Class B	(6,852)	(19,456)
Class C	(37,981)	(100,913)
Class M	(32,633)	(61,329)
Class R	(9,542)	(22,010)
Class R5	(165)	(296)
Class R6	(162,346)	(84,417)
Class Y	(388,978)	(789,567)
Decrease from capital share transactions (Note 4)	(11,170,585)	(3,431,680)
Total increase (decrease) in net assets	4,671,516	(14,541,044)

NET ASSETS
Beginning of year	226,153,747	240,694,791
End of year	$230,825,263	$226,153,747

The accompanying notes are an integral part of these financial statements.

80 Global Income Trust

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Global Income Trust 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2019	$11.50	.26	.84	1.10	(.19)	(.06)	(.25)	$12.35	9.68	$114,345	1.22[e]	2.19[e]	408
October 31, 2018	12.05	.27	(.52)	(.25)	(.19)	(.11)	(.30)	11.50	(2.14)	116,014	1.22[e]	2.25[e]	451
October 31, 2017	11.93	.27	.23	.50	(.38)	—	(.38)	12.05	4.32	121,661	1.22[e]	2.28[e]	660
October 31, 2016	11.93	.30	.08	.38	(.38)	—	(.38)	11.93	3.27	148,868	1.16[f]	2.50[f]	551
October 31, 2015	12.60	.31	(.60)	(.29)	(.38)	—	(.38)	11.93	(2.31)	160,497	1.10	2.54	296
Class B
October 31, 2019	$11.45	.17	.83	1.00	(.12)	(.04)	(.16)	$12.29	8.80	$1,508	1.97[e]	1.42[e]	408
October 31, 2018	12.00	.18	(.53)	(.35)	(.13)	(.07)	(.20)	11.45	(2.90)	2,362	1.97[e]	1.48[e]	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	3,633	1.97[e]	1.51[e]	660
October 31, 2016	11.87	.21	.08	.29	(.29)	—	(.29)	11.87	2.51	4,916	1.91[f]	1.74[f]	551
October 31, 2015	12.54	.22	(.60)	(.38)	(.29)	—	(.29)	11.87	(3.05)	6,060	1.85	1.78	296
Class C
October 31, 2019	$11.45	.17	.83	1.00	(.12)	(.04)	(.16)	$12.29	8.81	$9,591	1.97[e]	1.44[e]	408
October 31, 2018	12.00	.18	(.52)	(.34)	(.14)	(.07)	(.21)	11.45	(2.89)	12,444	1.97[e]	1.49[e]	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	17,763	1.97[e]	1.53[e]	660
October 31, 2016	11.88	.21	.08	.29	(.30)	—	(.30)	11.87	2.43	21,570	1.91[f]	1.74[f]	551
October 31, 2015	12.55	.22	(.60)	(.38)	(.29)	—	(.29)	11.88	(3.04)	24,160	1.85	1.78	296
Class M
October 31, 2019	$11.37	.23	.83	1.06	(.16)	(.06)	(.22)	$12.21	9.43	$6,401	1.47[e]	1.93[e]	408
October 31, 2018	11.92	.24	(.51)	(.27)	(.18)	(.10)	(.28)	11.37	(2.38)	6,932	1.47[e]	1.99[e]	451
October 31, 2017	11.80	.24	.24	.48	(.36)	—	(.36)	11.92	4.12	7,696	1.47[e]	2.03[e]	660
October 31, 2016	11.81	.26	.09	.35	(.36)	—	(.36)	11.80	2.98	8,564	1.41[f]	2.24[f]	551
October 31, 2015	12.48	.28	(.60)	(.32)	(.35)	—	(.35)	11.81	(2.58)	9,406	1.35	2.28	296
Class R
October 31, 2019	$11.50	.23	.84	1.07	(.16)	(.06)	(.22)	$12.35	9.40	$1,955	1.47[e]	1.97[e]	408
October 31, 2018	12.05	.24	(.52)	(.28)	(.17)	(.10)	(.27)	11.50	(2.39)	2,014	1.47[e]	2.02[e]	451
October 31, 2017	11.90	.24	.24	.48	(.33)	—	(.33)	12.05	4.14	3,040	1.47[e]	2.02[e]	660
October 31, 2016	11.91	.27	.08	.35	(.36)	—	(.36)	11.90	2.98	13,875	1.41[f]	2.26[f]	551
October 31, 2015	12.58	.28	(.60)	(.32)	(.35)	—	(.35)	11.91	(2.56)	6,366	1.35	2.27	296
Class R5
October 31, 2019	$11.50	.31	.83	1.14	(.22)	(.07)	(.29)	$12.35	10.06	$24	.86[e]	2.60[e]	408
October 31, 2018	12.05	.31	(.52)	(.21)	(.22)	(.12)	(.34)	11.50	(1.77)	31	.86[e]	2.63[e]	451
October 31, 2017	11.93	.32	.23	.55	(.43)	—	(.43)	12.05	4.70	29	.87[e]	2.68[e]	660
October 31, 2016	11.94	.34	.07	.41	(.42)	—	(.42)	11.93	3.50	24	.86[f]	2.82[f]	551
October 31, 2015	12.60	.35	(.59)	(.24)	(.42)	—	(.42)	11.94	(1.94)	41.83		2.84	296

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Global Income Trust	Global Income Trust 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2019	$11.50	.31	.84	1.15	(.22)	(.08)	(.30)	$12.35	10.15	$25,712	.79[e]	2.61[e]	408
October 31, 2018	12.05	.32	(.51)	(.19)	(.23)	(.13)	(.36)	11.50	(1.72)	24,177	.80[e]	2.65[e]	451
October 31, 2017	11.92	.33	.23	.56	(.43)	—	(.43)	12.05	4.83	6,607	.80[e]	2.73[e]	660
October 31, 2016	11.93	.34	.08	.42	(.43)	—	(.43)	11.92	3.59	6,445	.79[f]	2.88[f]	551
October 31, 2015	12.60	.35	(.59)	(.24)	(.43)	—	(.43)	11.93	(1.97)	5,405.76		2.89	296
Class Y
October 31, 2019	$11.50	.29	.84	1.13	(.21)	(.07)	(.28)	$12.35	9.96	$71,288	.97[e]	2.43[e]	408
October 31, 2018	12.05	.30	(.52)	(.22)	(.21)	(.12)	(.33)	11.50	(1.90)	62,181	.97[e]	2.50[e]	451
October 31, 2017	11.92	.31	.24	.55	(.42)	—	(.42)	12.05	4.68	80,266	.97[e]	2.56[e]	660
October 31, 2016	11.93	.33	.07	.40	(.41)	—	(.41)	11.92	3.44	66,913	.91[f]	2.75[f]	551
October 31, 2015	12.60	.34	(.59)	(.25)	(.42)	—	(.42)	11.93	(2.06)	71,813.85		2.79	296

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2019	0.02%
October 31, 2018	0.02
October 31, 2017	<0.01

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

84 Global Income Trust	Global Income Trust 85

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares, excluding those purchased from Japan distributors, which will be liquidated on December 9, 2019. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

86 Global Income Trust

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Global Income Trust 87

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

88 Global Income Trust

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date

90 Global Income Trust

as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $111,787 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $793,044 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $662,388 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,836,406	$—	$8,836,406

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,394,148 to decrease undistributed net investment income and $1,394,148 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$20,029,159
Unrealized depreciation	(15,400,303)
Net unrealized appreciation	4,628,856
Capital loss carryforward	(8,836,406)
Cost for federal income tax purposes	$234,400,551

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

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For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.541% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $51,630 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$255,649	Class R5	32
Class B	4,399	Class R6	12,419
Class C	24,196	Class Y	140,989
Class M	14,980	Total	$457,081
Class R	4,417

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,273 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $159, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

Global Income Trust 93

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$286,765
Class B	1.00%	1.00%	19,671
Class C	1.00%	1.00%	108,322
Class M	1.00%	0.50%	33,586
Class R	1.00%	0.50%	9,903
Total			$458,247

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,558 and $43 from the sale of class A and class M shares, respectively, and received $226 and $317 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $55 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$847,550,073	$845,423,664
U.S. government securities (Long-term)	—	—
Total	$847,550,073	$845,423,664

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

94 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	969,771	$11,657,511	1,974,944	$23,744,010
Shares issued in connection with
reinvestment of distributions	191,849	2,291,644	244,741	2,928,119
	1,161,620	13,949,155	2,219,685	26,672,129
Shares repurchased	(1,990,646)	(23,795,669)	(2,226,171)	(26,589,611)
Net increase (decrease)	(829,026)	$(9,846,514)	(6,486)	$82,518

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,786	$33,225	1,309	$15,719
Shares issued in connection with
reinvestment of distributions	2,201	26,078	4,348	51,896
	4,987	59,303	5,657	67,615
Shares repurchased	(88,661)	(1,057,261)	(102,119)	(1,214,850)
Net decrease	(83,674)	$(997,958)	(96,462)	$(1,147,235)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	72,933	$874,431	125,073	$1,501,244
Shares issued in connection with
reinvestment of distributions	10,708	126,976	20,549	245,289
	83,641	1,001,407	145,622	1,746,533
Shares repurchased	(390,248)	(4,628,389)	(539,242)	(6,406,461)
Net decrease	(306,607)	$(3,626,982)	(393,620)	$(4,659,928)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	4,848	$56,797	7,200	$85,955
Shares issued in connection with
reinvestment of distributions	1,819	21,444	2,949	34,917
	6,667	78,241	10,149	120,872
Shares repurchased	(91,893)	(1,083,859)	(45,971)	(543,840)
Net decrease	(85,226)	$(1,005,618)	(35,822)	$(422,968)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	42,105	$501,161	71,241	$858,740
Shares issued in connection with
reinvestment of distributions	2,260	26,962	3,067	36,702
	44,365	528,123	74,308	895,442
Shares repurchased	(61,181)	(729,426)	(151,491)	(1,809,800)
Net decrease	(16,816)	$(201,303)	(77,183)	$(914,358)

Global Income Trust 95

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	269	$3,215	1,107	$13,159
Shares issued in connection with
reinvestment of distributions	54	638	70	832
	323	3,853	1,177	13,991
Shares repurchased	(995)	(11,753)	(908)	(10,790)
Net increase (decrease)	(672)	$(7,900)	269	$3,201

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	506,791	$6,032,241	1,767,228	$20,602,957
Shares issued in connection with
reinvestment of distributions	52,478	627,219	19,999	237,606
	559,269	6,659,460	1,787,227	20,840,563
Shares repurchased	(579,290)	(6,892,013)	(233,451)	(2,759,661)
Net increase (decrease)	(20,021)	$(232,553)	1,553,776	$18,080,902

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,466,253	$29,610,857	2,731,359	$32,707,313
Shares issued in connection with
reinvestment of distributions	105,399	1,259,220	155,789	1,862,604
	2,571,652	30,870,077	2,887,148	34,569,917
Shares repurchased	(2,205,581)	(26,121,834)	(4,141,230)	(49,023,729)
Net increase (decrease)	366,071	$4,748,243	(1,254,082)	$(14,453,812)

At the close of the reporting period, Putnam Investments, LLC owned 1,016 class R5 shares of the fund (51.21% of class R5 shares outstanding), valued at $12,548.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Short Term
Investment Fund*	$9,186,921	$66,480,275	$51,635,521	$227,501	$24,031,675
Total Short-term
investments	$9,186,921	$66,480,275	$51,635,521	$227,501	$24,031,675

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

96 Global Income Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$66,600,000
Purchased currency option contracts (contract amount)	$17,400,000
Purchased swap option contracts (contract amount)	$218,600,000
Written TBA commitment option contracts (contract amount)	$83,700,000
Written currency option contracts (contract amount)	$14,400,000
Written swap option contracts (contract amount)	$191,100,000
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$164,600,000
OTC interest rate swap contracts (notional)	$7,500,000
Centrally cleared interest rate swap contracts (notional)	$495,800,000
OTC total return swap contracts (notional)	$8,500,000
Centrally cleared total return swap contracts (notional)	$50,800,000
OTC credit default contracts (notional)	$19,400,000
Centrally cleared credit default contracts (notional)	$340,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$325,319*	Payables	$1,003,752
Foreign exchange
contracts	Investments, Receivables	835,899	Payables	1,194,226
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	8,917,490*	Unrealized depreciation	8,211,896*
Total		$10,078,708		$10,409,874

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Global Income Trust 97

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$404,963	$404,963
Foreign exchange contracts	167,195	—	(1,490,322)	—	$(1,323,127)
Interest rate contracts	1,204,713	2,861,467	—	(2,362,752)	$1,703,428
Total	$1,371,908	$2,861,467	$(1,490,322)	$(1,957,789)	$785,264

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$57,225	$57,225
Foreign exchange contracts	(229,666)	—	(143,533)	—	$(373,199)
Interest rate contracts	2,787,575	60,745	—	(990,367)	$1,857,953
Total	$2,557,909	$60,745	$(143,533)	$(933,142)	$1,541,979

98 Global Income Trust

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Global Income Trust 99

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$36,507	$—	$23,481	$—	$—	$—	$—	$—	$—	$—	$—	$59,988
Centrally cleared interest rate swap
contracts§	—	—	649,403	—	—	—	—	—	—	—	—	—	—	—	—	—	—	649,403
OTC Total return swap contracts*#	49	1,634	—	—	—	704	1,167	—	1,238	11,918	—	—	—	—	—	—	—	16,710
Centrally cleared total return swap
contracts§	—	—	38,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38,506
OTC Credit default contracts-protection
sold*#	—	—	—	—	—	4,487	10,577	—	—	4,193	290	—	—	—	—	—	—	19,547
OTC Credit default contracts-protection
purchased*#	—	—	—	—	62,205	108,155	24,858	—	—	38,240	22,147	45,052	—	—	—	—	—	300,657
Centrally cleared credit default contracts§	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1
Futures contracts§	—	—	—	—	—	—	—	—	—	247,550	—	—	—	—	—	—	—	247,550
Forward currency contracts#	56,716	22,471	—	10,747	—	2,876	142,114	60,840	162,710	—	—	—	57,565	29,547	—	157,859	10,223	713,668
Forward premium swap option contracts#	78,717	58,205	—	51,776	—	—	42,119	—	419,388	—	—	223,692	—	—	—	3,099	—	876,996
Purchased swap options**#	578,749	—	—	68,287	—	—	61,401	—	2,327,347	—	—	1,861,354	—	—	2,368	162,243	—	5,061,749
Purchased options**#	70,720	—	—	24,053	—	—	26,316	—	44,767	—	—	—	—	—	—	1,142	—	166,998
Total Assets	$784,951	$82,310	$687,910	$154,863	$62,205	$116,222	$345,059	$60,840	$2,978,931	$301,901	$22,437	$2,130,098	$57,565	$29,547	$2,368	$324,343	$10,223	$8,151,773
Liabilities:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared interest rate swap
contracts§	—	—	1,105,311	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,105,311
OTC Total return swap contracts*#	—	1,249	—	6	—	6,322	12,609	—	—	164	—	—	—	—	—	—	—	20,350
Centrally cleared total return swap
contracts§	—	—	56,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56,611
OTC Credit default contracts-protection
sold*#	25,790	—	—	—	280,011	239,477	163,338	—	—	96,426	62,306	136,404	—	—	—	—	—	1,003,752
OTC Credit default contracts-protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	137
Futures contracts§	—	—	—	—	—	—	—	—	—	96,038	—	—	—	—	—	—	—	96,038
Forward currency contracts#	84,559	66,423	—	68,836	—	—	122,340	194,418	210,234	—	—	—	102,883	69,182	—	102,690	135	1,021,700
Forward premium swap option contracts#	33,170	25,675	—	58,296	—	—	51,334	—	346,077	—	—	135,076	—	—	—	3,503	—	653,131
Written swap options#	—	—	—	93,285	—	—	52,743	—	1,258,371	—	—	1,750,429	—	—	2,964	173,258	—	3,331,050
Written options#	147,800	—	—	—	—	—	10,524	—	52,385	—	—	—	—	—	—	14,202	—	224,911
Total Liabilities	$291,319	$93,347	$1,162,059	$220,423	$280,011	$245,799	$412,888	$194,418	$1,867,067	$192,628	$62,306	$2,021,909	$102,883	$69,182	$2,964	$293,653	$135	$7,512,991

100 Global Income Trust	Global Income Trust 101

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and Derivative
Net Assets	$493,632	$(11,037)	$(474,149)	$(65,560)	$(217,806)	$(129,577)	$(67,829)	$(133,578)	$1,111,864	$109,273	$(39,869)	$108,189	$(45,318)	$(39,635)	$(596)	$30,690	$10,088	$638,782
Total collateral received (pledged)†##	$467,524	$—	$—	$—	$(217,806)	$(129,577)	$—	$(111,606)	$880,000	$(49,985)	$—	$80,000	$(45,318)	$—	$—	$30,690	$—
Net amount	$26,108	$(11,037)	$(474,149)	$(65,560)	$—	$—	$(67,829)	$(21,972)	$231,864	$159,258	$(39,869)	$28,189	$—	$(39,635)	$(596)	$—	$10,088
Controlled collateral received (including
TBA commitments)**	$467,524	$—	$—	$—	$—	$—	$—	$—	$880,000	$—	$—	$80,000	$—	$—	$—	$—	$—	$1,427,524
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$111,787	$—	$111,787
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$(232,584)	$(156,953)	$—	$(111,606)	$—	$(49,985)	$—	$—	$(111,260)	$—	$—	$—	$—	$(662,388)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $524,933 and $2,630,134, respectively.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

102 Global Income Trust	Global Income Trust 103

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,557,196 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

104 Global Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Global Income Trust 105

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

106 Global Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Global Income Trust 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Global Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
PERMIT NO. 600

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AN031 318939 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$165,477	$ —	$18,864	$ —
October 31, 2018	$139,749	$706*	$19,397	$330

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $565,848 and $544,834 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$546,984	$ —	$ —
October 31, 2018	$ —	$524,401	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019